                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO. __)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement              [ ]  Confidential, For Use of the
[X]  Definitive Proxy Statement                    Commission Only (as permitted
[ ]  Definitive Additional Materials               by Rule 14a-6(e)(2))
[ ]  Soliciting Material Under Rule 14a-12


                                COTT CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)  Title of each class of securities to which transaction applies:

     ---------------------------------------------------------------------------
(2)  Aggregate number of securities to which transaction applies:

     ---------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     ---------------------------------------------------------------------------
(4)  Proposed maximum aggregate value of transaction:

     ---------------------------------------------------------------------------
(5)  Total fee paid:

     ---------------------------------------------------------------------------
[ ]  Fee paid previously with preliminary materials.

     ---------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

     ---------------------------------------------------------------------------
(2)  Form, Schedule or Registration Statement No.:

     ---------------------------------------------------------------------------
(3)  Filing Party:

     ---------------------------------------------------------------------------
(4)  Date Filed:

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
                                                                   [LOGO-(COTT)]

NOTICE OF ANNUAL AND SPECIAL MEETING

The Annual and Special Meeting of shareowners of Cott Corporation will be held at the Glenn Gould Studio, Canadian Broadcasting Centre, 250 Front Street West, Toronto, Ontario, Canada on Tuesday, April 27, 2004 at 8:30 a.m., local time.

The meeting will have the following purposes:

     (a) Receive the financial statements of Cott for the fiscal year ended January 3, 2004, and the report of the auditors;

     (b)  Elect directors;

     (c)  Appoint auditors;

     (d) Consider and, if thought fit, pass a resolution in the form set forth in Appendix A to the accompanying Proxy Circular approving Cott's executive investment share purchase plan;

     (e) Consider and, if thought fit, pass a resolution in the form set forth in Appendix B to the accompanying Proxy Circular approving an amendment to Cott's 1986 common share option plan, as amended; and

     (f) Transact other business as may properly be brought before the meeting or any continuation of the meeting after an adjournment.

The accompanying Proxy Circular provides additional information relating to matters to be dealt with at the meeting and forms part of this notice. Shareowners who cannot attend the meeting in person may vote by proxy. The Proxy Circular describes how to transmit your voting instructions or complete and return the proxy.

By order of the Board of Directors


/s/ Mark R. Halperin

Mark R. Halperin
Senior Vice President,
General Counsel and Secretary
March 25, 2004



                                    SEIZING
                                   THE FUTURE

                 COTT CORPORATION, DRIVING RETAILER BRAND POWER

                                COTT CORPORATION

                                 PROXY CIRCULAR

SOLICITATION OF PROXIES; RECORD DATE

     Management and the Board of Directors of Cott Corporation ("Cott") are soliciting your proxy to vote your shares at the 2004 annual and special meeting of Cott shareowners, which will be held on April 27, 2004 at the Glenn Gould Studio, Canadian Broadcasting Centre, 250 Front Street West, Toronto, Ontario, Canada, at 8:30 a.m. local time.

     Owners of Cott common shares of record at the close of business on March 12, 2004 will be entitled to vote at the meeting. Shares acquired after that date carry the right to vote at the meeting if the holder can provide proof of ownership and has notified the Secretary of Cott in writing at least ten days before the meeting.

     This Proxy Circular and the accompanying Proxy are being mailed to Cott shareowners on or about March 26, 2004. Proxies are solicited to give all shareowners of record an opportunity to vote on matters that will be presented at the annual and special meeting. The solicitation will be primarily by mail, but may also be made by telephone, or personal contact by employees of Cott. Cott has retained Georgeson Shareholder Communications Canada Inc. to assist it in the solicitation of proxies from shareowners of Cott for the meeting. Cott estimates that the costs which might be incurred for such solicitation would be approximately $40,000 and Cott will pay solicitation costs. If you have any questions about the information contained in this Proxy Circular or require assistance in completing your form of proxy, please contact Georgeson at 1-866-800-5491.

APPOINTMENT OF PROXIES

     The persons named in the Proxy are directors or officers of Cott. You may appoint a person, other than Cott's directors or officers, to represent you at the meeting. To do so, insert your appointee's name in the space provided in the Proxy and strike out the other names, or complete another proper Proxy. In either case, deliver the Proxy before the meeting or any continuation of the meeting after an adjournment of the meeting to Computershare Trust Company of Canada, 100 University Avenue, 9th Floor, Toronto, Ontario, Canada M5J 2Y1 --
Attention: Secretary of Cott Corporation.

REVOCATION OF PROXIES

     You can revoke your proxy in any manner permitted by law. This includes delivering a written statement signed by you (or by an attorney authorized by you in writing) to Cott Corporation at 207 Queen's Quay West, Suite 340, Toronto, Ontario, Canada M5J 1A7 -- Attention: Secretary, before the meeting or giving it to the Chairman of the meeting at the beginning of the meeting or any continuation of the meeting after an adjournment of the meeting.

CONFIDENTIALITY OF VOTE

     Computershare Trust Company of Canada counts and tabulates proxies in a manner that preserves the confidentiality of your votes. Proxies will not be submitted to management unless: (a) there is a proxy contest; (b) the Proxy contains comments clearly intended for management; or (c) it is necessary to determine a Proxy's validity or to enable management and/or the Board of Directors to meet their legal obligations to shareowners or to discharge their legal duties to Cott.

VOTING PROCEDURES AND MATTERS TO BE VOTED ON

     Shares represented by a Proxy will be voted or withheld from voting on matters that will take place at the annual and special meeting, in accordance with the instructions given by the shareowner. IF NO INSTRUCTIONS ARE INDICATED, EACH SHARE WILL BE VOTED:

     (1) FOR THE ELECTION OF THE TWELVE DIRECTORS LISTED UNDER THE HEADING "PROPOSAL NO. 1 -- NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS" ON PAGE 3 OF THIS PROXY CIRCULAR;

     (2) FOR THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS AUDITORS OF COTT DESCRIBED UNDER "PROPOSAL NO. 2 -- APPOINTMENT OF AUDITORS" ON PAGE 22 OF THIS PROXY CIRCULAR;

     (3) FOR THE APPROVAL OF THE EXECUTIVE INVESTMENT SHARE PURCHASE PLAN DESCRIBED UNDER "PROPOSAL NO. 3 -- EXECUTIVE INVESTMENT SHARE PURCHASE PLAN" ON PAGE 23 OF THIS PROXY CIRCULAR, IN ACCORDANCE WITH THE RESOLUTION ATTACHED AS APPENDIX A ON PAGE A-1; AND

     (4) FOR THE AMENDMENT TO COTT'S 1986 COMMON SHARE OPTION PLAN, AS AMENDED DESCRIBED UNDER "PROPOSAL NO. 4 -- AMENDMENT TO OPTION PLAN" ON PAGE 25 OF THIS PROXY CIRCULAR, IN ACCORDANCE WITH THE RESOLUTION ATTACHED AS APPENDIX B ON PAGE B-1.

     The person to whom you give your Proxy will decide how to vote on amendments to the matters of business described above and on any additional matters that may properly come up for a vote at the meeting. Cott is not aware of any proposal to bring any additional or different matter to a vote at the meeting.

NON-REGISTERED SHAREOWNERS

     A non-registered shareowner is a shareowner who beneficially owns shares but the shares are registered in the name of an intermediary, such as a securities broker, financial institution, trustee, custodian or other nominee who holds shares on behalf of the shareowner, or in the name of a clearing agency in which the intermediary is a participant. Intermediaries have obligations to forward meeting materials to non-registered shareowners, unless otherwise instructed by the shareowner (and as required by regulation in some cases, despite such instructions).

     Only registered shareowners or their duly appointed proxyholders are permitted to vote at the annual and special meeting. A non-registered shareowner should follow the directions of his, her or its intermediary with respect to the procedures to be followed in order to permit the non-registered shareowner to direct the voting of shares beneficially owned by such shareowner. A non-registered shareowner wishing to attend and vote at the annual and special meeting must insert his, her or its own name in the space provided for the appointment of a proxyholder on the voting instruction form or proxy form provided by the intermediary and return it in accordance with the intermediary's directions.

COMMON SHARES OUTSTANDING

     As of February 29, 2004 there were 70,396,981 common shares outstanding and entitled to be voted at the meeting. Each common share carries the right to one vote at the meeting.

QUORUM AND VOTE COUNTING

     The annual and special meeting requires a quorum, which for this meeting means:

     - At least two persons personally present, each being a shareowner entitled to vote at the meeting or a duly appointed proxy for an absent shareowner so entitled; and

     - Persons owning or representing not less than a majority of the total number of Cott shares entitled to vote.

     Directors who receive the highest vote totals will be elected as directors. Cumulative voting in the election of directors is not permitted. All other matters must be approved by a majority of the votes cast by shareowners that are present or represented and entitled to vote at the meeting. Abstentions (including abstentions by brokers) are counted as present and entitled to vote for purposes of establishing a quorum, but they are not counted as votes for or against any proposal.

PROCEDURE FOR CONSIDERING SHAREOWNERS PROPOSALS

     If you want to propose any matter for a vote by Cott's shareowners at Cott's 2005 annual meeting, you must send your proposal to Cott's Secretary. In order for your proposal to be considered for inclusion in the 2005 Proxy Circular and Proxy, it must be received by Cott's Secretary by no later than December 26, 2004 at Cott Corporation, 207 Queen's Quay West, Suite 340, Toronto, Ontario, Canada M5J 1A7.

GENERAL

     All dollar amounts are in United States dollars unless otherwise stated. All information contained in this document is as of February 29, 2004 unless otherwise indicated.

PRINCIPAL SHAREOWNERS

     Based upon publicly filed and available documents, and to Cott's knowledge, on February 29, 2004, shareowners who beneficially owned or exercised control or direction over more than 5% of the outstanding voting shares were:

                       VOTING SHARES AND PRINCIPAL OWNERS

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
                                           NATURE OF OWNERSHIP        NUMBER AND        PERCENTAGE
NAME AND ADDRESS                                OR CONTROL          CLASS OF SHARES      OF CLASS
--------------------------------------------------------------------------------------------------
Thomas H. Lee and related entities         Indirect Control or     12,722,130 Common      18.07%(3)
 (1)(2)                                    Beneficial Ownership
 75 State Street
 26th Floor
 Boston, MA
 U.S.A. 02109
--------------------------------------------------------------------------------------------------
T. Rowe Price Associates, Inc.             Beneficial Ownership     4,049,000 Common       5.75%
 100 E. Pratt Street
 Baltimore, Maryland
 U.S.A. 21202
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

(1) Includes: 12,173,058 common shares beneficially owned by THL Equity Advisors IV, LLC ("Advisors"), for which Mr. Lee serves indirectly as general director. The number of shares owned by Advisors may be deemed to include 12,173,058 common shares owned in the aggregate by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P., for which Advisors serves as general partner. Messrs. Boll, Hagerty and Harkins serve as principal managing directors of Thomas H. Lee Partners, L.P. and Mr. Harkins serves as its President. Each of Messrs. Boll, Hagerty and Harkins are directors of Cott and are nominated for re-election as directors.

(2) Mr. Lee may be deemed to have indirect beneficial ownership of: (a) 187,825 common shares owned by THL Coinvestors III-A, LLC of which Mr. Lee is the managing member; (b) 291,183 common shares owned by THL-Coinvestors III-B, LLC, of which Mr. Lee is the managing member; and (c) 70,064 common shares owned by Thomas H. Lee Charitable Investment Partnership, of which Mr. Lee is the general partner.

(3) Pursuant to an agreement (the "Agreement") dated November 3, 1999, between Cott and Thomas H. Lee Company ("THC"), THC has, on its own behalf and on behalf of related and affiliated entities (collectively, the "THL Entities"), agreed to grant to the chairman of the board of Cott a proxy to vote that number of voting shares of Cott sufficient to ensure that at no time will the THL Entities have voting rights in respect of more than 35% of the outstanding voting shares of Cott, calculated on a fully diluted basis. The Agreement also provides that the THL Entities will not exercise any options to acquire additional common shares of Cott if, after giving effect to such exercise, the THL Entities would have the power to vote or hold more than 35% of the outstanding voting shares of Cott, calculated on a fully diluted basis.

PROPOSAL NO. 1 -- NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS

     Twelve directors are to be elected to serve until the close of business of the 2005 annual meeting or until they cease to hold office. All of the nominees are currently directors of Cott and have been since the dates indicated below. Cott expects that each of the nominees will be able to serve as a director. However, if any nominee becomes unable to serve as a director for any reason prior to the meeting, the proxyholders reserve the right to vote the shares for another nominee at their discretion, unless the Proxy specifies that the shares abstain from voting for all the director nominees.

Colin J. Adair -- 61, Montreal, Quebec

     Mr. Adair has been a director of Cott since 1986. In the past five years, Mr. Adair has held the position of first vice president at CIBC World Markets Inc. since January, 2002; prior to that date, Mr. Adair held the position of senior vice president and resident director at Midland Walwyn, Inc., which merged with Merrill Lynch Canada on September 18, 1998.

W. John Bennett -- 58, Westmount, Quebec

     Mr. Bennett has been a director of Cott since 1998. In the past five years, Mr. Bennett has held the position of chairman and chief executive officer of Benvest Capital Inc. (merchant bank). Currently, Mr. Bennett is a director of:
Benvest Capital Inc. (merchant bank); and CMN International Inc. (real estate services company).

C. Hunter Boll -- 48, Winchester, Massachusetts

     Mr. Boll has been a director of Cott since 1998. In the past five years, Mr. Boll has held the position of principal managing director of Thomas H. Lee Partners, L.P. (securities investment partnership). Currently, Mr. Boll is also a director of: Metris Companies, Inc. (credit services company); Transwestern Communications Company, Inc. (which is the general partner of a publishing partnership); and United Industries Corporation (products manufacturing company).

Serge Gouin -- 60, Outremont, Quebec

     Mr. Gouin was chairman of the board of directors of Cott from 1998 until January 2002 and has been a director of Cott since 1986. He is currently Cott's lead independent director. Since March 2004, Mr. Gouin has been president and chief executive officer of Quebecor Media Inc. (broadcasting and publishing conglomerate). In the past five years, Mr. Gouin has also held the position of vice chairman, Salomon Smith Barney Canada, Inc. until 2003 and advisory director of Citigroup Global Markets Canada Inc. (financial services company) from 2003 to 2004. Currently, Mr. Gouin is a director of: Astral Communications Inc. (broadcasting company); Cossette Communication Group Inc. (advertising agency); Onex Corporation (conglomerate); TVA Group Inc. (broadcast communications company); and Quebecor Media Inc.

Thomas M. Hagerty -- 41, Boston, Massachusetts

     Mr. Hagerty has been a director of Cott since 1998. In the past five years, Mr. Hagerty has held the position of principal managing director of Thomas H. Lee Partners, L.P. (securities investment partnership). Mr. Hagerty also served as interim Chief Financial Officer of Conseco, Inc., a company which filed for Chapter 11 bankruptcy protection on December 17, 2002, from July, 2000 until April, 2001. Currently, Mr. Hagerty is also a director of: ARC Holdings, LLC and ARC IV REIT, Inc. (mobile home park operator); Metris Companies, Inc. (credit services company); Syratech Corporation (consumer goods manufacturer); and MGIC Investment Corporation (mortgage insurance company).

Stephen H. Halperin -- 54, Toronto, Ontario

     Mr. Halperin has been a director of Cott since 1992. In the past five years, Mr. Halperin has held the position of partner at Goodmans LLP (law firm). Currently, Mr. Halperin is a trustee of KCP Income Fund (private label household chemical manufacturing). Mr. Halperin is the brother of Mark Halperin, Cott's Senior Vice-President, General Counsel and Secretary.

David V. Harkins -- 63, Marblehead, Massachusetts

     Mr. Harkins has been a director of Cott since 1998. In the past five years, Mr. Harkins has held the position of president of Thomas H. Lee Partners, L.P. (securities investment partnership). Mr. Harkins also served briefly as the interim Chief Executive Officer of Conseco, Inc. from April, 2000 until June, 2000. Currently, Mr. Harkins is also a director of: Metris Companies, Inc. (credit services company); National Dentex Corporation (dental laboratory operator); and Syratech Corporation (consumer goods manufacturer).

Philip B. Livingston -- 46, Basking Ridge, New Jersey

     Mr. Livingston has been a director of Cott since 2003. Since 2003 Mr. Livingston has been the chief financial officer and a member of the board of World Wrestling Entertainment, Inc. Prior to that he served as president and chief executive officer of Financial Executives International, a membership organization for chief financial officers, controllers and treasurers. He held that position from 1999 until 2003. Currently, Mr. Livingston is also a director of Insurance Auto Auction, Inc. (supplier of automotive salvage services on behalf of insurance companies).

Christine A. Magee -- 44, Toronto, Ontario

     Ms. Magee has been a director of Cott since 2002. In the past five years, Ms. Magee has held the position of president of Sleep Country Canada Inc. (mattress retailer). Ms. Magee is also a trustee of Sleep Country Canada Income Fund.

John K. Sheppard -- 46, Tampa, Florida

     Mr. Sheppard was appointed president and chief operating officer of Cott, and was appointed by the board to serve as a director, in July of 2003. Cott has announced the appointment of Mr. Sheppard as chief executive officer and president effective September 1, 2004. Prior to assuming the position of president and chief operating officer,

Mr. Sheppard held the position of executive vice president of Cott and president of Cott's US operations from January 2002 to July 2003. Prior to January 2002, Mr. Sheppard was president and chief executive officer of Service Central Technologies, Inc. and prior to February 2000 he was vice president, president NW European division and vice president, president Central European division of the Coca-Cola Company.

Donald G. Watt -- 68, King Township, Ontario

     Mr. Watt has been a director of Cott since 1992. Mr. Watt is currently the chairman and chief executive officer of DWT Partners Inc. (design merchant bank). In the past five years, Mr. Watt held the position of chairman of Watt International Inc. (marketing and design company). He was also in 1999 the chairman of The Watt Design Group Inc. (marketing and design company), which at the time was a subsidiary of Cott. Currently, Mr. Watt is a director of: Aastra Telecom, Inc. (telecommunications manufacturer); and Forzani Group, Inc. (sporting goods retailer).

Frank E. Weise III -- 59, Vero Beach, Florida

     In January 2002, Mr. Weise was elected chairman of the board of directors. Mr. Weise has been a director and chief executive officer of Cott since June 1998. Mr. Weise also served as president of Cott from June 1998 to July 2003. Cott has announced that as of August 31, 2004 Mr. Weise will retire as chief executive officer but if elected will remain as chairman with an active role in assisting management in long-term strategy, customer relations and investor relations.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Nine of the nominees for director, Messrs. Adair, Bennett, Boll, Gouin, Hagerty, Harkins, Livingston and Watt and Ms. Magee are unrelated and outside directors who the board has determined are independent within the meaning of the rules of the New York Stock Exchange. An "unrelated director" is a person who is independent of management and is free from any interest or any business or other relationship, other than interests and relationships arising from owning shares of Cott, which could, or could reasonably be perceived to, materially interfere with his or her ability to act with a view to Cott's best interests. A director is "independent" in accordance with the rules of the New York Stock Exchange if the board affirmatively determines that such director has no material relationship with Cott (either directly or as a partner, shareholder or officer of an organization that has a relationship with Cott).

     Mr. Adair's employer, CIBC World Markets Inc., was engaged in 2003 to purchase common shares of Cott on the open market for the Executive Incentive Share Compensation Plan. In addition, Mr. Adair has business relationships with certain members of management through his position as an investment advisor at CIBC World Markets Inc. The board has determined that Mr. Adair is an unrelated, independent director on the basis that such relationships are not sufficiently significant to Mr. Adair's role with CIBC World Markets Inc. (and account for well below 2% of the gross revenues test in the rules of the New York Stock Exchange) to affect his ability to act with a view to the best interests of Cott and were not material to Cott, Mr. Adair or CIBC World Markets Inc.

     Prior to June 2003, Mr. Watt was Chairman of Watt International Inc. ("WII"), which has a purchase and restricted services agreement with Cott with an approximate remaining term of five years. Under the terms of that agreement, WII provides Cott with packaging and collateral material and store design services. Cott has agreed that it will not, subject to certain exceptions, engage another party to provide the services described in the purchase and restricted services agreement in Canada, the U.S. and Mexico during the ten-year period ending June 1, 2009. Cott, however, may perform the services under the purchase and restricted services agreement using its own employees. During the last fiscal year, Cott paid WII $417,750, under that agreement, which the board was advised represents less than 2% of WII's revenues. After consideration of this relationship and other relevant factors, including the fact that Cott paid Deuteronomy Inc. (of which Mr. Watt is the sole shareholder) C$208,333 for services in 2002, the amount of the payments over the last year, the nature of the services performed and the lack of other relationships between Mr. Watt and Cott, the board determined that Mr. Watt is currently independent for the purposes of the rules of the New York Stock Exchange.

     Each of Messrs. Boll, Hagerty and Harkins is a managing director and Mr Harkins is the President of Thomas H. Lee Partners, L.P., an affiliate of the THL Entities. In December 2003 the THL Entities sold 7,500,000 of their common shares of Cott by way of a short form prospectus offering in Canada. Cott did not receive any proceeds from the sale of these shares. Pursuant to a registration rights agreement entered into between Cott and the THL Entities in July 1998, Cott is responsible for all expenses in connection with the sale of common shares by the THL Entities where such shares are offered through the filing of a registration statement with the U.S. Securities and Exchange Commission. As

Cott determined that it was in its best interests to facilitate an orderly distribution of such common shares, it agreed to be responsible for all of the expenses in connection with the offering (other than the underwriters' fee and out-of-pocket expenses and certain other expenses of the underwriters and the selling shareholders, respectively) to a maximum prescribed amount. The total amount of fees paid by Cott in respect of the offering as at February 29, 2004 is $357,844. The THL Entities have various agreements with Cott in connection with their share ownership. The board has determined that since the relationships of Messrs. Boll, Hagerty and Harkins are with a significant shareholder of Cott and not with members of Cott's management and since Messrs. Boll, Hagerty and Harkins are not involved in the day-to-day management of Cott and do not exercise any control or direction over Cott except for their positions as directors of Cott and shareowners, Messrs. Boll, Hagerty and Harkins are independent within the meaning of the rules of the New York Stock Exchange. In making its assessment, the board also considered that the New York Stock Exchange does not consider ownership of a significant amount of stock alone as a bar to a finding of independence.

     Mr. Weise and Mr. Sheppard are related inside directors, as each is an employee and officer of Cott. Mr. Halperin is an outside director but, as the brother of Mark R. Halperin, senior vice-president, general counsel and secretary of Cott, he may be considered to be a related director. None of Messrs. Weise, Sheppard or Halperin is an independent director within the meaning of the rules of the New York Stock Exchange.

               MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     In 2003, the board of directors held ten meetings. Each director attended in person or by telephone at least 70% of the total number of meetings of the board of directors and committees on which they served, except for Thomas Hagerty who missed six board meetings and all three meetings of the Corporate Governance Committee.

SECURITY OWNERSHIP OF DIRECTORS AND OFFICERS

     The following table and the notes that follow show the number of shares of Cott's common shares beneficially owned as of February 29, 2004 by each director, executive officer named in the Summary Compensation Table and directors and executive officers as a group.

                        TABLE OF DIRECTORS AND OFFICERS

------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------
                                                             COMMON SHARES
                                                          BENEFICIALLY OWNED,             COMMON SHARES
NAME                                                   CONTROLLED OR DIRECTED(1)       PERCENTAGE OF CLASS
------------------------------------------------------------------------------------------------------------
  Colin J. Adair                                                  35,000(2)                    0.05%
------------------------------------------------------------------------------------------------------------
  W. John Bennett                                                 35,000(3)                    0.05%
------------------------------------------------------------------------------------------------------------
  C. Hunter Boll(4)                                           12,474,241(5)                   17.72%
------------------------------------------------------------------------------------------------------------
  Serge Gouin                                                    287,650(6)                    0.41%
------------------------------------------------------------------------------------------------------------
  Thomas M. Hagerty(4)                                        12,474,241(5)                   17.72%
------------------------------------------------------------------------------------------------------------
  Stephen H. Halperin(7)                                          67,500(8)                    0.10%
------------------------------------------------------------------------------------------------------------
  David V. Harkins(4)                                         12,474,241(5)                   17.72%
------------------------------------------------------------------------------------------------------------
  Philip B. Livingston                                            30,000(9)                    0.04%
------------------------------------------------------------------------------------------------------------
  Christine A. Magee                                              25,000(10)                   0.04%
------------------------------------------------------------------------------------------------------------
  John K. Sheppard                                               123,229(11)                   0.17%
------------------------------------------------------------------------------------------------------------
  Donald G. Watt                                                   5,000(12)                   0.01%
------------------------------------------------------------------------------------------------------------
  Frank E. Weise III                                             893,278(13)                   1.26%
------------------------------------------------------------------------------------------------------------
  Mark Benadiba                                                   39,597(14)                   0.06%
------------------------------------------------------------------------------------------------------------
  Paul Richardson                                                184,035(15)                   0.26%
------------------------------------------------------------------------------------------------------------
  Raymond Silcock                                                195,221(16)                   0.28%
------------------------------------------------------------------------------------------------------------
  Directors and Officers as a Group (consisting of
  22 persons, including those named above)                    14,862,034(17)                  20.66%
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------

(1) Each director and officer has provided the information on shares beneficially owned, controlled or directed.

(2) Includes the right to acquire 35,000 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the 1986 Common Share Option Plan, as amended (the "Option Plan").

(3) Includes the right to acquire 25,000 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the Option Plan.

(4) Pursuant to an agreement between Cott and the THL Entities, Cott has agreed to cause to be nominated for election to the board of directors up to four nominees of the THL Entities. Messrs. Boll, Hagerty, Halperin and Harkins are the nominees of the THL Entities.

(5) An aggregate of 12,464,241 common shares are held indirectly by Messrs. Boll, Hagerty and Harkins, of which 12,173,058 common shares are beneficially owned by Advisors and 291,183 common shares are owned by THL-Coinvestors III-B, LLC. The number of shares beneficially owned by Advisors may be deemed to include 12,173,058 common shares owned in the aggregate by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P. and Thomas H. Lee Foreign Fund IV-B, L.P., for which Advisors serves as general partner. Each of Messrs. Boll, Hagerty and Harkins may be deemed to have an indirect beneficial interest in shares held directly by Thomas H. Lee Equity Fund IV, L.P., Thomas H. Lee Foreign Fund IV, L.P., Thomas H. Lee Foreign Fund IV-B, L.P. and THL-Coinvestors III-B, LLC. Messrs. Boll, Hagerty and Harkins disclaim beneficial ownership of such shares and of any other shares of which Advisors may be deemed to be the beneficial owner, except to the extent of their pecuniary interest, if any, therein. Includes the right to acquire 10,000 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the Option Plan to each of Messrs. Boll, Hagerty and Harkins. Messrs. Boll, Hagerty and Harkins serve as principal managing directors of Thomas H. Lee Partners, L.P. and Mr. Harkins serves as its President. Each of Messrs. Boll, Hagerty and Harkins are directors of Cott and are nominated for re-election as directors.

(6) Includes the right to acquire 60,000 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the Option Plan.

(7) Mr. Halperin is also one of three trustees of the Nancy Pencer Spouse Trust, which has indirect control over 52,808 common shares through the Nancy Pencer Spouse Trust's holdings of various private corporations. Mr. Halperin disclaims any beneficial ownership of such shares.

(8) Includes the right to acquire 35,000 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the Option Plan.

(9) Includes the right to acquire 25,000 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the Option Plan.

(10) Includes the right to acquire 25,000 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the Option Plan.

(11) Includes the right to acquire 112,500 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the Option Plan.

(12) Includes the right to acquire 5,000 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the Option Plan.

(13) Includes the right to acquire 636,064 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the Option Plan.

(14) Includes the right to acquire 18,000 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the Option Plan.

(15) Includes the right to acquire 144,000 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the Option Plan.

(16) Includes the right to acquire 104,000 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the Option Plan.

(17) Includes the right to acquire 1,534,814 common shares of Cott that vest on or before April 29, 2004 pursuant to the exercise of options granted under the Option Plan.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Cott's directors and executive officers and beneficial owners of more than 10% of Cott's common shares, as well as certain affiliates of such persons, must file reports with the Securities and Exchange Commission showing the number of Cott's common shares they beneficially own and any changes in their beneficial ownership.

     Based on Cott's review of these reports, and written representations, if any, of the directors, executive officers and beneficial owners of more than 10% of Cott's common shares, as well as certain affiliates of such persons, Cott believes that all required reports were filed in 2003 in a timely manner.

EXECUTIVE COMPENSATION

     The following table sets forth information concerning the annual and long-term compensation earned for services rendered during each of the three most recent fiscal years by the chief executive officer and the four other most highly compensated executive officers (collectively, the "named executive officers") of Cott and its subsidiaries.

                           SUMMARY COMPENSATION TABLE

                                                                                     LONG-TERM COMPENSATION AWARDS
                                                                               -----------------------------------------
                                                  ANNUAL COMPENSATION                            RESTRICTED
                                          ------------------------------------   SECURITIES        SHARES
                                                                 OTHER ANNUAL   UNDER OPTIONS   OR RESTRICTED    LTIP
NAME AND PRINCIPAL POSITION      YEAR(1)  SALARY($) BONUS(2)($)  COMPENSATION   GRANTED(3)(#)    SHARE UNITS    PAYOUTS
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
  Frank E. Weise III               2003    425,000   1,049,272        --                 --           --          --
  Chairman and                     2002    425,000     850,000        --            200,000           --          --
  Chief Executive Officer          2001    425,000     850,000        --            500,000           --          --
 ----------------------------------------------------------------------------------------------------------------------
  John K. Sheppard                 2003    388,437     475,000        --            100,000           --          --
  President and                    2002    320,208     325,000        --            225,000           --          --
  Chief Operating Officer          2001         --          --        --                 --           --          --
 ----------------------------------------------------------------------------------------------------------------------
  Mark Benadiba                    2003    336,716     374,609        --             50,000           --          --
  Executive Vice President         2002    318,345     475,786        --             60,000           --          --
  Canada and International         2001    290,808     324,412        --             60,000           --          --
 ----------------------------------------------------------------------------------------------------------------------
  Paul R. Richardson               2003    336,000     324,219        --             55,000           --          --
  Executive Vice President,        2002    320,000     281,250        --             60,000           --          --
  President U.S. Operations        2001    320,000     281,250        --             60,000           --          --
 ----------------------------------------------------------------------------------------------------------------------
  Raymond P. Silcock               2003    288,750     453,698        --             55,000           --          --
  Executive Vice President,        2002    275,000     544,979        --             60,000           --          --
  and Chief Financial Officer      2001    275,000     325,000        --             60,000           --          --
 ----------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------


                                     ALL OTHER
NAME AND PRINCIPAL POSITION       COMPENSATION($)
-----------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------   ---------
-------
  Frank E. Weise III                  684,467(4)
  Chairman and                        880,613(5)
  Chief Executive Officer             876,445(6)
 ----------------------------------------------------------------------------------------------------------------------   ----------
------
  John K. Sheppard                    427,138(7)
  President and                       192,102(8)
  Chief Operating Officer                  --
 ----------------------------------------------------------------------------------------------------------------------   ----------
------
  Mark Benadiba                       308,414(9)
  Executive Vice President             84,926(10)
  Canada and International             11,774(11)
 ----------------------------------------------------------------------------------------------------------------------   ----------
------
  Paul R. Richardson                  561,207(12)
  Executive Vice President,           492,755(13)
  President U.S. Operations           359,494(14)
 ----------------------------------------------------------------------------------------------------------------------   ----------
------
  Raymond P. Silcock                  324,748(15)
  Executive Vice President,           233,414(16)
  and Chief Financial Officer         349,794(17)
 ----------------------------------------------------------------------------------------------------------------------   ----------
------
------------------------------------------------------------------------------------------------------------------------   ---------
-------

(1) Throughout this proxy circular, references: to the year 2003 are to the fiscal year that ended January 3, 2004; to the year 2002 are to the fiscal year that ended December 28, 2002; and to the year 2001 are to the fiscal year ended December 29, 2001.

(2)  The bonuses earned in 2003 were paid in 2004. See "Compensation
     Principles".

(3) Granted pursuant to the Option Plan. All outstanding unvested options immediately vest upon a change of control as defined in the Option Plan.

(4) Includes $650,728 paid to a trustee to purchase common shares of Cott on behalf of Mr. Weise, which vest over a three-year period (30%, 30% and 40% per year) pursuant to the "2003 Executive Incentive Share Compensation Plan" described under "Long Term Incentives", $1,140 in income imputed for term life insurance premiums and $10,000 paid to a defined contribution retirement plan.

(5) Includes $850,000 paid to a trustee to purchase common shares of Cott on behalf of Mr. Weise, which vest over a three-year period (30%, 30% and 40% per year) pursuant to the "2002 Executive Incentive Share Compensation Plan" described under "Long Term Incentives", $1,140 in income imputed for term life insurance premiums and $10,000 paid to a defined contribution retirement plan.

(6) Includes $850,000 paid to a trustee to purchase common shares of Cott on behalf of Mr. Weise, which vest over a three-year period (30%, 30% and 40% per year) pursuant to the "2001 Executive Incentive Share Compensation Plan" described under "Long Term Incentives", $870 in income imputed for term life insurance premiums and $8,500 paid to a defined contribution retirement plan.

(7) Includes $398,525 paid to a trustee to purchase common shares of Cott on behalf of Mr. Sheppard, which vest over a three-year period (30%, 30% and 40% per year) pursuant to the "2003 Executive Incentive Share Compensation Plan", $1,140 in income imputed for term life insurance premiums and $10,000 paid to a defined contribution retirement plan.

(8) Includes $1,113 in income imputed for term life insurance premiums and $10,000 paid to a defined contribution retirement plan and a relocation allowance of $163,755.

(9) Includes $293,694 paid to a trustee to purchase common shares of Cott on behalf of Mr. Benadiba, which vest over a three year period (30%, 30% and 40% per year) pursuant to the "2003 Executive Incentive Share Compensation Plan" described under "Long Term Incentives", and $1,730 in income imputed for term life insurance premiums.

(10) Includes $71,401 paid to a trustee to purchase common shares of Cott on behalf of Mr. Benadiba, which vest over a three-year period (30%, 30% and 40% per year) pursuant to the "2002 Executive Incentive Share Compensation Plan" and $1,543 in income imputed for term life insurance premiums.

(11) Includes $1,111 in income imputed for term life insurance premiums.

(12) Includes $324,219 paid to a trustee to purchase common shares of Cott on behalf of Mr. Richardson, which vest over a three year period (30%, 30% and 40% per year) pursuant to the "2003 Executive Incentive Share Compensation Plan", $1,140 in income imputed for term life insurance premiums, $10,000 paid to a defined contribution retirement plan and $204,229 paid in respect of a relocation allowance.

(13) Includes $281,250 paid to a trustee to purchase common shares of Cott on behalf of Mr. Richardson, which vest over a three year period (30%, 30% and 40% per year) pursuant to the "2002 Executive Incentive Share Compensation Plan", $1,094 in income imputed for term life insurance premiums, $10,000 paid to a defined contribution retirement plan and $182,943 paid for living expenses relating to Mr. Richardson's temporary assignment heading the UK division.

(14) Includes $281,250 paid to a trustee to purchase common shares of Cott on behalf of Mr. Richardson, which vest over a three year period (30%, 30% and 40% per year) pursuant to the "2001 Executive Incentive Share Compensation Plan", $835 in income imputed for term life insurance premiums and $8,500 paid to a defined contribution retirement plan and a relocation allowance of $53,333.

(15) Includes $296,302 paid to a trustee to purchase common shares of Cott on behalf of Mr. Silcock, which vest over a three-year period (30%, 30% and 40% per year) pursuant to the "2003 Executive Incentive Share Compensation Plan", $990 in income imputed for term life insurance premiums and $10,000 paid to a defined contribution retirement plan.

(16) Includes $205,021 paid to a trustee to purchase common shares of Cott on behalf of Mr. Silcock, which vest over a three-year period (30%, 30% and 40% per year) pursuant to the "2002 Executive Incentive Share Compensation Plan", $942 in income imputed for term life insurance premiums and $10,000 paid to a defined contribution retirement plan.

(17) Includes $325,000 paid to a trustee to purchase common shares of Cott on behalf of Mr. Silcock, which vest over a three-year period (30%, 30% and 40% per year) pursuant to the "2001 Executive Incentive Share Compensation Plan", $719 in income imputed for term life insurance premiums and $8,500 paid to a defined contribution retirement plan.

     During the year ended January 3, 2004, Cott granted options to employees and directors to purchase a total of 929,250 shares. The amounts set forth below in the columns in the table below entitled "5%" and "10%" represent hypothetical gains that could be achieved for the respective options to the named executive officers to whom options were granted, if exercised at the end of the option term. The gains are based on assumed rates of stock appreciation of 5% and 10% compounded annually from the dates on which the respective options were granted to their respective expiration dates. The dollar amounts in the table below are in Canadian dollars because the exercise price of the options is in Canadian dollars.

                                 OPTION GRANTS

--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

                                                                                 MARKET VALUE OF
                                                % OF TOTAL                         SECURITIES
                                                 OPTIONS                           UNDERLYING
                                SECURITIES      GRANTED TO      EXERCISE OR      OPTIONS ON THE
                               UNDER OPTIONS   EMPLOYEES IN      BASE PRICE       DATE OF GRANT       EXPIRATION
                               GRANTED(1)(#)   FISCAL YEAR     (C$/SECURITY)      (C$/SECURITY)          DATE
--------------------------------------------------------------------------------------------------------------------
  Frank E. Weise III                   --(2)         --                --                --        --
--------------------------------------------------------------------------------------------------------------------
  John K. Sheppard                100,000           11%             31.17             31.17        August 5, 2010
--------------------------------------------------------------------------------------------------------------------
  Mark Benadiba                    50,000            5%             31.17             31.17        August 5, 2010
--------------------------------------------------------------------------------------------------------------------
  Paul R. Richardson               55,000            6%             31.17             31.17        August 5, 2010
--------------------------------------------------------------------------------------------------------------------
  Raymond P. Silcock               55,000            6%             31.17             31.17        August 5, 2010
--------------------------------------------------------------------------------------------------------------------
  TOTAL                           260,000           28%
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

-----------------------------  ---------------------
-----------------------------  ---------------------
                               POTENTIAL REALIZABLE
                                 VALUE AT ASSUMED
                                  ANNUAL RATES OF
                                    STOCK PRICE
                                 APPRECIATION TERM
                                  FOR OPTIONS(C$)
                                 5%(3)      10%(3)
  Frank E. Weise III                  --          --
--------------------------------------------------------------
  John K. Sheppard             1,268,932   2,957,151
-------------------------------------------------------------------------
  Mark Benadiba                  634,466   1,478,576
------------------------------------------------------------------------------------
  Paul R. Richardson             697,913   1,626,433
-----------------------------------------------------------------------------------------------
  Raymond P. Silcock             697,913   1,626,433
----------------------------------------------------------------------------------------------------------
  TOTAL
--------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------

(1) Subject to the terms of the Option Plan, these options, unless otherwise expressly indicated, have a seven year term and are exercisable (on a cumulative basis) as to 30% of the optioned shares on or after the first anniversary of the date of the grant, 30% of the optioned shares on or after the second anniversary of the date of the grant and 40% of the optioned shares on or after the third anniversary of the date of the grant.

(2) Mr. Weise was not granted any options during the fiscal year ended January 3, 2004.

(3) The 5% and 10% values for Mr. Benadiba converted to US$ as of August 5, 2003 at the rate of $1.4030 would be $452,221 and $1,053,867, respectively. The 5% and 10% values for Messrs. Richardson and Silcock converted to US$ as of August 5, 2003 at the rate of $1.4030 would be $497,443 and $1,159,254, respectively. The 5% and 10% values for Mr. Sheppard converted to US$ as of August 5, 2003 at the rate of 1.4030 would be $904,442 and $2,107,734, respectively.

     The following table sets forth, in respect of the named executive officers, details of all exercises of options during the year ended January 3, 2004 and the number and value of unexercised options on an aggregated basis as at such date:

                          AGGREGATED OPTION EXERCISES

-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------
                                                                       UNEXERCISED          VALUE OF UNEXERCISED
                                 SECURITIES                              OPTIONS          IN-THE-MONEY OPTIONS AT
                                  ACQUIRED          AGGREGATE      AT JANUARY 3, 2004         JANUARY 3, 2004
                                     ON               VALUE           EXERCISABLE/              EXERCISABLE/
NAME                             EXERCISE(#)     REALIZED(C$)(1)    UNEXERCISABLE(#)        UNEXERCISABLE(2)(C$)
  Frank E. Weise III               920,000         18,827,497       586,072  / 163,928     10,483,172   / 2,489,428
-------------------------------------------------------------------------------------------------------------------
  John K. Sheppard                      --                 --        67,500  / 257,000        848,475   / 2,505,775
-------------------------------------------------------------------------------------------------------------------
  Mark Benadiba                    106,000          1,970,060        18,000  / 116,000         83,880     / 919,040
-------------------------------------------------------------------------------------------------------------------
  Paul R. Richardson                72,000            986,400       112,750  / 152,250      2,450,560   / 1,896,590
-------------------------------------------------------------------------------------------------------------------
  Raymond P. Silcock               200,000          4,583,187       104,000  / 121,000      2,188,360     / 945,340
-------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------

(1) The aggregate value realized for securities acquired on exercise by Messrs. Weise, Benadiba, Richardson and Silcock, converted to US$ at the closing rate on the day of exercise, was $13,904,680, $1,448,770, $655,463 and
     $3,361,691, respectively.

(2) The value of exercisable options held by Messrs. Weise, Benadiba, Richardson, Silcock and Sheppard converted to US$ as of January 3, 2004 at the rate of $1.29 would be $8,126,555, $65,024, $1,899,674, $1,696,417 and
     $657,738, respectively. The value of unexercised options held by these executives converted to US$ as of January 3, 2004 at the rate of $1.29 would be $1,929,805, $712,440, $1,470,237, $732,828 and $1,942,466,
     respectively.

        EMPLOYMENT CONTRACTS AND TERMINATION OF EMPLOYMENT ARRANGEMENTS

     Each of the named executive officers is a party to an employment agreement with Cott.

     Frank E. Weise III, Mark Benadiba, Paul Richardson, Raymond P. Silcock and John K. Sheppard have individual contracts of employment with Cott for an unspecified term, which provide for annual base salaries at rates not less than the amounts reported in the Summary Compensation Table for 2003. Each of these agreements provides for:

     - The payment to the applicable named executive officer of bonuses consistent with market and industry standards from time to time and which are based upon the achievement of agreed upon criteria established from time to time by the board of directors' Human Resources and Compensation Committee; and

     -  Customary allowances and perquisites.

     Cott provides both short-term and long-term incentive programs in which each of the named executive officers participates. Subject to the terms of employment contracts for the respective named executive officers, the level of participation is determined by the Human Resources and Compensation Committee at its sole discretion and varies by named executive officer.

     Upon termination of Mr. Weise's employment by Cott, other than for just cause, or upon a deemed termination (other than following a change of control), Mr. Weise shall be entitled to receive from Cott severance equal to:

     (a) If such termination occurs on or prior to June 30, 2004, the greater of:

        (i) Two times the average of his base salary and bonuses over the prior two years, and

        (ii) A pro-rated bonus (based on prior years) for the period in the year prior to termination; or

     (b) If such termination occurs following June 30, 2004, Mr. Weise shall be entitled to receive not less than 120 days notice of his termination or pay in lieu thereof.

     If Mr. Weise's employment agreement comes to an end, other than as a result of a termination by Cott for just cause, Mr. Weise and his spouse are entitled to health insurance benefits, for as long as either Mr. Weise or his spouse live, equal to the greater of:

     - The health insurance benefits provided to Cott's chief executive officer, or the chief executive officer of Cott's successor, or the highest paid officer of Cott or any successor in the absence of a chief executive officer, or

     - Health insurance benefits equal to those provided to Mr. Weise immediately prior to the expiration or termination of his employment agreement.

     If, following a change of control, Mr. Weise's employment is terminated by Cott, other than for just cause, or is deemed terminated, he shall be entitled to receive a payment equal to:

     -  36 months of his base salary,

     - Continuation of his benefits, or a cash equivalent, as discussed above, and

     -  The average of the bonuses paid to him over the prior two years.

     All unvested options and other entitlements under Mr Weise's employment agreement vest immediately upon a change of control. In addition, 200,000 options granted to Mr. Weise in December 2002 shall immediately vest if Mr. Weise's employment agreement comes to an end, other than as a result of a termination by Cott for just cause.

     A "change of control" means any person or group of persons acquiring more than 50% of the outstanding voting shares of Cott, a sale by Cott of all or substantially all of Cott's undertakings and assets or the voluntary liquidation, dissolution or winding-up of Cott.

     If Mr. Benadiba's employment is terminated by Cott without cause, other than by reason of Mr. Benadiba's death prior to July 6, 2006 (the "window period"), Mr. Benadiba is entitled to receive an amount equal to the aggregate of (a) two times his base salary paid to him and two times the cash value of benefits and perquisites during the most recently completed 12 months and (b) two times the greater of (i) Mr. Benadiba's target base bonus at the date of termination or deemed termination and (ii) C$500,000. If Mr. Benadiba voluntarily terminates his employment prior to the end of the window period (other than in the case of a deemed termination), Mr. Benadiba shall be entitled to an amount equal to the aggregate of (a) his base salary paid to him and the cash value of benefits and perquisites during the most recently completed 12 months and (b) the greater of (i) Mr. Benadiba's target base bonus at the date of termination or deemed termination and (ii) C$500,000.

     If Mr. Silcock's employment is terminated by Cott for any reason other than just cause, he will receive a severance payment equal to 24 months' base salary and bonus and car allowance and the cash value of his benefits, excluding short and long term disability and out of country benefits.

     If Mr. Sheppard's employment is terminated by Cott without cause, he will receive two years of severance pay equivalent to his base salary and base bonus as well as two years of perquisites and continuation of health and dental benefits coverage for a period of up to two years or until Mr. Sheppard finds new employment.

     Mr. Richardson's agreement provides that either Mr. Richardson or Cott may terminate his employment at any time on six months written notice by the terminating party. If either party terminates the agreement or if Mr. Richardson dies, he or his estate will receive a severance payment equal to the aggregate of two times his annual salary and bonus paid or payable plus the cash value of all benefits and perquisites and the average of any other remuneration during the two years prior to the termination notice.

                           COMPENSATION OF DIRECTORS

     The Lead Independent Director of the board of directors receives an annual retainer of C$100,000 and the other outside directors receive meeting fees in addition to their annual retainers. The table below sets out the annual retainer and meeting fees for the other outside directors. Mr. Weise and Mr. Sheppard are management directors and accordingly do not receive directors' fees. Messrs. Boll, Hagerty and Harkins, also did not receive directors' fees.

----------------------------------------------------------------------
----------------------------------------------------------------------
                                                                  C$
----------------------------------------------------------------------
  Director retainer                                             32,000
----------------------------------------------------------------------
  Committee chair retainer                                       4,000
----------------------------------------------------------------------
  Committee membership retainer                                  3,200
----------------------------------------------------------------------
  Board meeting fee (in person)                                  1,600
----------------------------------------------------------------------
  Board meeting fee (by telephone)                                 800
----------------------------------------------------------------------
  Committee chair meeting fee (in person)                        1,600
----------------------------------------------------------------------
  Committee meeting fee (in person)                              1,200
----------------------------------------------------------------------
  Committee meeting fee (by telephone or in conjunction with
     a board of directors meeting)                               600(1)
----------------------------------------------------------------------
----------------------------------------------------------------------

(1) Chair of the committee receives $800 when attending a committee meeting conducted by phone or in conjunction with a board of directors meeting.

     Directors are reimbursed for their travel expenses in connection with board of directors and committee meeting attendance. In addition to options granted to Mr. Sheppard in 2003 (see "Option Grants"), a total of 25,000 options to acquire Cott common stock, in the aggregate, were granted to Mr. Livingston. These options granted to Mr. Livingston were fully vested immediately upon being granted. No other directors were granted options in 2003. Directors are required to own personally at least C$50,000 worth of Cott common shares, which must be acquired within three years of joining the board or by December 2006, whichever is later. The common shares may be acquired through Cott's Share Plan for Non-Employee Directors.

     Cott's Share Plan for Non-Employee Directors allows directors who are neither employees nor full-time officers of Cott to elect to receive their fees in the form of common shares of Cott. Under the terms of this plan, fees that would otherwise be payable to directors who elect to participate in the plan are paid to a third party trustee who uses the funds to purchase common shares of Cott on the open market. The trustee allocates the number of shares attributable to each participant based on the amount of fees contributed in respect of that member. A participant may only receive the shares purchased under the plan (or direct the trustee to sell the shares purchased on his or her behalf and receive the proceeds from the sale of such shares) upon ceasing to be a director. No shares are issued from treasury in connection with this plan and it is not dilutive to shareowners.

                               EXECUTIVE OFFICERS

     For information with respect to identification of executive officers, see "Executive Officers of Cott" Part I of Cott's 2004 Annual Report on Form 10-K filed pursuant to the Securities Exchange Act of 1934 and with all applicable Canadian securities authorities.

                      EQUITY COMPENSATION PLAN INFORMATION

     The following table sets forth, for each of Cott's equity compensation plans under which securities are issued, the number of securities to be issued on exercise of outstanding options, warrants and rights, the weighted average exercise price of such options, warrants or rights and the number of securities remaining for future issuance under such plans, as of January 3, 2004:

-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------
                                                                                 NUMBER OF SECURITIES
                                 NUMBER OF SECURITIES                             REMAINING AVAILABLE
                                  TO BE ISSUED UPON                               FOR FUTURE ISSUANCE
                                     EXERCISE OF          WEIGHTED-AVERAGE           UNDER EQUITY
                                     OUTSTANDING          EXERCISE PRICE OF       COMPENSATION PLANS
                                  OPTIONS, WARRANTS     OUTSTANDING OPTIONS,     (EXCLUDING SECURITIES
                                      AND RIGHTS         WARRANTS AND RIGHTS    REFLECTED IN COLUMN(A))
PLAN CATEGORY                            (A)                     (B)                      (C)
-------------------------------------------------------------------------------------------------------
  COTT CORPORATION 1986 COMMON
     SHARE OPTION PLAN, AS
     AMENDED(1)                       4,067,154                C$22.90                 1,084,695
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

(1) Plan was adopted prior to Cott's initial public offering and accordingly was not approved by shareowners; however subsequent amendments to the Plan that required shareowner approval have been approved by shareowners. The amendments proposed under Proposal No. 4 -- Amendment to Option Plan are not reflected for purposes of this table.

     The material terms of the Option Plan are summarized in "Report on Executive Compensation -- Long-Term Incentives -- Option Plan."

                   HUMAN RESOURCES AND COMPENSATION COMMITTEE

REPORT ON EXECUTIVE COMPENSATION

     The Human Resources and Compensation Committee is responsible for reviewing, developing and recommending to the board the appropriate management compensation policies, programs and levels. The committee develops performance objectives in conjunction with the chief executive officer and assesses the performance of the chief executive officer and reviews the performance of the other senior executive officers at least annually in relation to these objectives.

     COMPENSATION PRINCIPLES

     Cott is committed to the philosophy of partnership and to sharing the benefits of success with those who help it grow. Cott's strength and ability to sustain growth is based on an organization which perceives people as its single most important asset. The committee's goal is to provide sufficient compensation opportunities for executives of Cott in order to attract, retain and motivate the best possible management team to lead Cott in the achievement of both its short and long-term performance goals. The committee believes that compensation significantly based on performance is more likely to enhance Cott's financial success, which leads to the improvement of shareowner value. In furtherance of these goals, Cott has adopted an annual bonus plan, an employee share option plan, an employee share purchase savings plans and an executive incentive share compensation plan to:

     -  increase the risk/reward ratio of its executive compensation program,

     -  focus management on long-term strategic issues, and

     - align management's interests with those of the shareowners of Cott in the sustained growth of shareowner value.

     COMPENSATION ELEMENTS AND DETERMINATION PROCESS

     Compensation for executive officers, including the chief executive officer, of Cott consists of a base salary, opportunities for bonus cash compensation, and long-term compensation in the form of stock options, a share purchase savings plan and an executive investment share purchase plan. Each of the named executive officers has a written agreement: see "Employment Contracts and Termination of Employment Arrangements". The committee's role is to determine what increase in base salary, the amount of bonus, performance targets for performance-based compensation, and the appropriate level and targets for other compensation, if any, would be appropriate for Cott's executives. Management negotiated, and the committee approved, Cott's arrangements with each of the executives described under "Employment Contracts and Termination of Employment Arrangements" with the exception of Mr. Weise's agreement. The committee negotiated Mr. Weise's agreement.

     In reviewing and determining executive compensation, the committee examines each component individually as well as total compensation as a whole. The committee determines each executive officer's compensation with reference to relevant industry norms, experience, past performance, level of responsibility and personal requirements and expectations. The committee reviews salary levels periodically and may make adjustments, if warranted, after an evaluation of executive and company performance, salary increase trends in Cott's geographic marketplace, current salary competitive positioning, and any increase in responsibilities assumed by the executive. The committee has, from time to time, considered the advice of independent consultants with respect to compensation matters. As noted above, in appropriate circumstances, the committee may augment cash compensation with the payment of bonuses to more closely align an individual's overall compensation with his or her performance, or the profitability of the business unit for which the individual is accountable. The committee may determine bonuses and levels of other compensation using overall corporate or business segment performance targets. The committee sets performance objectives and target levels on an annual basis, and assesses executives against these targets in determining their overall compensation.

     In supporting the philosophy of linking executives and officers and shareowners, the committee has established certain required minimum holdings levels of common shares for executives and officers. The committee has required that these levels will be met by the later of December 31, 2005 and three years following the date they became a member of management. Currently all of the named officers comply with these requirements or it is anticipated that they will comply within the timeline provided. The following chart outlines the minimum holding levels required by the committee:

-------------------------------------------------------------------------------
-------------------------------------------------------------------------------
POSITION                                                        SALARY MULTIPLE
-------------------------------------------------------------------------------
  Chief Executive Officer                                             5X
-------------------------------------------------------------------------------
  President, Executive Vice Presidents, Senior Vice
     Presidents                                                       3X
-------------------------------------------------------------------------------
-------------------------------------------------------------------------------

Other officers and vice presidents of Cott and its subsidiaries are required to hold between one-half and two times the amount of their salary in Cott shares.

     LONG-TERM INCENTIVES

     The committee considers long-term incentives to be an essential component of executive compensation so that a proper balance exists between short and long-term considerations and enhancing shareowner value. There are several components to Cott's long-term incentive program. The committee considers the level of each executive's participation in the program by assessing each executive's current level of participation and, in light of that participation, the extent to which further participation will assist in furthering the goals of such program.

Option Plan

     Under the 1986 Common Share Option Plan, as amended but prior to the amendment sought in this proxy circular (see Proposal No. 4 -- Amendment to Option Plan), an aggregate of the lesser of 12,000,000 or 15% of Cott's outstanding common shares (determined on the date of grant of an option) are reserved for issuance to eligible directors, officers, employees and service providers of Cott and its subsidiaries. This amount includes common shares reserved for issuance pursuant to options granted under other compensation-related arrangements, and may be increased or decreased as a result of Cott's merger with any other entity, or as a result of a rights offering, reclassification, consolidation or subdivision of its shares.

Administration

     The Human Resources and Compensation Committee administers the Option Plan and has the power and authority to construe and interpret the Option Plan and any awards made under the Option Plan. The Human Resources and Compensation Committee determines who is eligible to participate in the Option Plan, the number of common shares for which options are granted, the date of grant of options and the vesting period for each option. The board of directors may amend the Option Plan at any time provided that shareowner and regulatory or stock exchange approval of the amended Option Plan, if required, is received prior to the issuance of options under the amended Option Plan.

Option Awards

     The grant of options and the issuance of shares under the Option Plan are subject to the following limitations:

     - the number of common shares subject to outstanding options may not exceed 15% of the common shares outstanding on the date of grant of the option;

     - the aggregate number of shares which may be issued to any one person pursuant to options granted under the Option Plan and any other share compensation arrangement shall not exceed 5% of the aggregate number of common shares outstanding on the date of grant;

     - the aggregate number of common shares which may be issued, within a one year period, pursuant to options granted under the Option Plan and any other share compensation arrangement (A) to insiders, shall not exceed 10% of the aggregate number of common shares outstanding on the date of grant, and (B) to any one insider, together with such insider's associates, shall not exceed 5% of the aggregate number of common shares outstanding on the date of grant, excluding, in each case, common shares issued pursuant to share compensation arrangements over the preceding one year period.

     Options to acquire common shares are granted at the closing price on the Toronto Stock Exchange on the last trading day preceding the date of grant (other than options granted to U.S. participants who own more than 10% of the total combined voting power of Cott, which are granted at 110% of the Toronto Stock Exchange closing price). Options are nontransferable and have a term of not more than ten years. If a participant ceases to be a director, officer, employee or service provider, all vested unexercised options awarded to such participant will expire on the earliest of:

     -  The expiry date of such options;

     - 60 days following the date the participant ceases to be a director, officer, employee or service provider (the "termination date"), or in the event of the death of a participant, 365 days following the date of the death of such participant; and

     - Three years from the date of total and permanent disability or the retirement of a participant.

     Any unvested options held by a participant will be forfeited on the date the participant ceases to be a director, officer, employee or service provider for reasons other than death, and any unvested options will fully vest upon the death of a participant. In addition, any unvested options held by Option Plan participants will fully vest in the case of

     - a consolidation, merger or amalgamation of Cott with any other corporation following which Cott's voting shareowners hold less than 50% of the voting shares of the surviving entity;

     -  a sale of all (or substantially all) of Cott's undertakings and assets;
        or

     - a proposal made in connection with a liquidation, dissolution, or winding-up of Cott.

     If the number of outstanding shares is materially affected as a result of Cott's merger with another entity, or as a result of a rights offering or a reclassification, consolidation or subdivision of shares, participants will be entitled to receive the same consideration paid to the holders of shares in connection with the amalgamation, merger, rights offering, reclassification, consolidation or subdivision, as if they had exercised their options immediately prior to such event. Also, participants will have the right to exercise all vested and unvested options held by them if a take-over bid is made with a per-share offer price greater than (or equal to) their option exercise price, provided the take-over bid permits tendering by notice of guaranteed delivery. Any such exercise will be conditioned upon completion of the take-over bid.

     As of February 29, 2004, there were approximately 184 holders of options under the Option Plan and approximately 2,800 people (being all of Cott's directors, officers and employees, as well as certain consultants) were eligible to participate in the Option Plan. The market value of common shares of Cott underlying options outstanding as of February 29, 2004 was $114,525,477.

     The foregoing summary does not contain all of the information that may be important to shareowners. The complete text of the Option Plan, as amended to reflect Proposal No. 4, is set forth as Appendix D to this Proxy Circular.

Executive Incentive Share Compensation Plan

     The committee has established the Executive Incentive Share Compensation Plan (the "Incentive Plan"), which it intends to replace, subject to shareowner approval, with the executive investment share purchase plan described under "Proposal No. 3 -- Executive Investment Share Purchase Plan". The purpose of the Incentive Plan was to reward certain officers and senior management employees of Cott and certain of its subsidiaries, as designated by the committee, for exceeding one hundred percent (100%) of their respective annual performance objectives during the fiscal year to which the Incentive Plan relates.

     Under the Incentive Plan, Cott had contributed an amount, as determined by the committee, to a trust on behalf of participants in the Incentive Plan who exceeded their annual performance objectives. The committee established these objectives and the officers and senior management employees who participated in the Incentive Plan annually. The trust is administered by an arm's length, third party trustee. The trust purchased an amount of Cott's common shares on the open market, which corresponded to the total dollar amount contributed by Cott. Once purchased, the trustee determined the number of common shares acquired on behalf of each participant based upon the amount contributed to the trust on behalf of each participant. Subject to the provisions of the Incentive Plan, the common shares in the trust vest over a period of three years in favour of those participants for whom the amount was originally contributed: 30% of the common shares attributed to a participant vests on January 2nd of each of the two years immediately following the year in which common shares were purchased on behalf of the participant and 40% vests on January 2nd of the 3rd year following the year in which the common shares were purchased on behalf of the participant. Subject to the determination of the committee and the provisions of the Incentive Plan, if the employment of a participant is terminated prior to the final vesting of the common shares attributed to such participant, the participant's unvested common shares are reallocated in favour of those participants participating in the Incentive Plan at the time when the amount was originally contributed. Shares purchased with awards granted under the Incentive Plan will remain subject to the terms of the Incentive Plan, as applicable. Cott contributed approximately C$5,220,415 in connection with the proposed Executive Investment Share Purchase Plan, which is intended to replace the Incentive Plan, in respect of 2003 for the benefit of 31 participants in the Executive Investment Share Purchase Plan.

     Should the Executive Investment Share Purchase Plan described under Proposal No. 3 -- Executive Investment Share Purchase Plan not be adopted, any shares purchased with such amount will be sold and such amount will be paid, in cash, to the certain officers and senior management employees for whom common shares were purchased in respect of 2003.

     COMPENSATION OF THE CHAIRMAN AND CHIEF EXECUTIVE OFFICER

     The chairman and chief executive officer's base salary was $425,000 in 2003. The cash bonus paid to Mr. Weise reflects full achievement of all maximum performance targets for the year, as established by the committee prior to the beginning of the year. The committee has targeted Mr. Weise's total compensation, including base salary, bonuses and stock options at a level it believes is competitive with the amount paid by companies in the beverage industry and other similar industries.

     The Human Resources and Compensation Committee annually reviews with the chief executive officer his objectives for the upcoming year. In reviewing such objectives, the committee determines the structure of the chief executive officer's bonus plan. As part of its determination of bonus targets, the committee considers Cott's strategic plan as well as the chief executive officer's personal objectives. The committee sets targets for the chief executive officer to achieve within the framework of Cott's bonus plan. Both a target for achievement as well as a "stretch" target are set. For fiscal 2003, the Human Resources and Compensation Committee determined that the chief executive officer's objective would be based on Cott's earnings per share. The committee's view was that this was the most effective means of driving shareowner value.

     SUMMARY

     The committee is ultimately responsible for determining, affirming or amending the level and nature of executive compensation of Cott. The committee has access, at Cott's expense, to independent, outside compensation consultants for both advice and competitive data for the purpose of making such determinations. The committee believes that the compensation policies and programs as outlined above ensure that levels of executive compensation truly reflect the performance of Cott, thereby serving the best interests of the shareowners.

     Submitted by the Human Resources and Compensation Committee.

    DAVID HARKINS, CHAIRMAN
    CHRISTINE MAGEE
    DONALD WATT

                      SHAREOWNER RETURN PERFORMANCE GRAPH

     The following graph shows changes over the past five year period in the value of C$100, assuming reinvestment of dividends, invested in: (1) Cott's common shares; (2) the Toronto Stock Exchange's S&P/TSX Composite Index; and (3) a peer group of publicly traded companies in the bottling industry comprised of Coca-Cola Enterprises Inc., Coca-Cola Bottling Co. Consolidated, National Beverage Corp., Pepsi Bottling Group and PepsiAmericas. The closing price of Cott's common shares as of January 2, 2004 on the Toronto Stock Exchange was C$36.43 and on the New York Stock Exchange was $28.32.

                                (STOCK EXCHANGE)

--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------
DATE                                 DEC-98         DEC-99         DEC-00         DEC-01         DEC-02         JAN-04
--------------------------------------------------------------------------------------------------------------------------
  Cott Common Shares                  100            149            216            449            499            802
--------------------------------------------------------------------------------------------------------------------------
  TSX/S&P Composite Index             100             57             73             78             86             87
--------------------------------------------------------------------------------------------------------------------------
  Peer Group                          100            132            141            124            108            137
--------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------

                  DIRECTORS' AND OFFICERS' LIABILITY INSURANCE

     Cott provides insurance for the benefit of Cott's directors and officers and its subsidiaries against liability incurred by them acting in their capacities as such. Insurance is provided for any actual or alleged breach of duty, neglect, error, misstatement, misleading statement, omission or act by the directors or officers in their capacity as such, or any matter claimed against them solely by reason of the status as directors or officers, subject to the terms, conditions and exclusions of the policy. The current annual policy limit is $35,000,000. Cott is reimbursed for amounts paid to indemnify directors and officers, subject to a deductible of $1,500,000 for securities claims and a deductible of $500,000 for all other claims. The deductible is Cott's responsibility. There is no applicable deductible in the event that Cott is unable to indemnify. Cott pays the annual premium, which is currently $905,000.

CORPORATE GOVERNANCE

                                    GENERAL

     The Toronto Stock Exchange has issued guidelines for effective corporate governance and requires listed companies annually to disclose their corporate governance practices. The guidelines address matters such as the composition, role and independence of corporate boards, its committees and the effectiveness and education of its members. Cott's board of directors is committed to instituting and maintaining corporate governance practices for the effective and prudent operation of Cott and for enhancing shareowner value. Cott believes that its governance practices meet the Toronto Stock Exchange guidelines, except as discussed herein.

                           BOARD AND MANAGEMENT ROLES

     The board of directors has explicitly assumed responsibility for the stewardship of Cott, including:

     -  The adoption of a strategic planning process;

     - The identification of the principal risks for Cott and the implementation of appropriate risk management systems;

     -  Succession planning and monitoring of senior management;

     - Ensuring that Cott has in place a communications policy to enable it to communicate effectively and in a timely manner with shareowners, other stakeholders and the public generally; and

     - The integrity of Cott's internal control and management information systems.

     All decisions materially affecting Cott, its business and operations, including long-term strategic and operational planning, must be approved by the board prior to implementation. Each year management prepares a statement of objectives, plans, performance standards and policies for Cott. This statement is submitted to the board of directors for its review and approval prior to implementation.

     In order to discharge its responsibilities effectively, the board of directors has established three committees from its membership: the Audit Committee, the Corporate Governance Committee and the Human Resources and Compensation Committee. Each committee is entitled to retain independent consultants, at the expense of Cott, to assist it in carrying out its functions.

        ALLOCATION OF RESPONSIBILITIES BETWEEN THE BOARD AND MANAGEMENT

     There is no specific mandate for the board, since the board of directors has plenary power. Any responsibility that is not delegated to senior management or a committee of directors remains with the full board. The board of directors has approved a job description for the Chairman and Chief Executive Officer, which specifically outlines the responsibilities of this position. One of these responsibilities is to prepare on behalf of management a written statement of management's objectives, plans, standards of performance and policies. This report is reviewed and approved annually by both the Human Resources and Compensation Committee and the entire board of directors. Additionally, Cott has established a lead independent director role.

                       BOARD'S EXPECTATIONS OF MANAGEMENT

     The board of directors expects management to pursue the following objectives:

     - Produce timely, complete and accurate information on Cott's operations and business as well as on any other specific matter which might, in their opinion, have material consequences for Cott and its shareowners and other stakeholders;

     - Act on a timely basis and make appropriate decisions with regard to Cott's operations, in accordance with all the relevant requirements and obligations and in compliance with Cott's policies, with a view to increasing shareowner value;

     - Apply a rigorous budget process and closely monitor Cott's financial performance in terms of the annual budget approved by the board of directors;

     - Develop and implement Cott's strategic plan in light of trends in the market; and

     - Promote high ethical standards and practices in conducting Cott's business.

                           SHAREOWNER COMMUNICATIONS

     Cott seeks to maintain a transparent and accessible exchange of information with all of its shareowners and other stakeholders with regard to its business and performance, subject to the requirements of all applicable laws and any other limitations of a legal or contractual nature. In addition to the required public filings, Cott regularly distributes information to its shareowners and the investment community through conferences, webcasts made available to the public and press releases. Shareowners are invited to communicate with any of the directors of Cott, including the lead independent director, by sending a letter to the attention of the director, c/o the Secretary of Cott, 207 Queen's Quay West, Suite 340, Toronto, Ontario M5J 1A7. The letter should indicate that you are a Cott shareowner. Depending on the subject matter of the letter, the Secretary or his designee will:

     - Forward the communication to the director or directors to whom it is addressed (if the communication is not directed toward a specific director, management will forward the communication to Cott's lead independent director);

     - Attempt to have management address the inquiry directly, for example where a shareowner requests information about Cott or a share-related matter; or

     - Not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.

     At each board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to the directors upon request.

                            COMPOSITION OF THE BOARD

     The Toronto Stock Exchange guidelines recommend that a majority of the directors be "unrelated". According to these guidelines, an "unrelated" director is a director who is independent of management and is free from any interest and any business or other relationship which could, or could reasonably be perceived to, materially interfere with the director's ability to act with a view to the best interests of Cott, other than interests and relationships arising from shareholding. The guidelines also recommend that the board should include a number of directors who do not have interests in or relationships with either Cott or any significant shareowner of Cott and which fairly reflect the investment in Cott by shareowners other than any significant shareowner. The board of directors believes that it is appropriately constituted to meet the Toronto Stock Exchange guidelines.

     The articles of Cott permit a minimum of three and a maximum of 15 directors. There are 12 nominees for election to the board of directors, a number that the board of directors considers to be adequate given the size of Cott and the nature of its shareowner constituency.

     Although three of the nominees to the board of directors, Messrs. Harkins, Boll and Hagerty, are officers of a shareowner holding a significant equity interest in Cott, the board of directors believes that it is properly constituted to fairly reflect the investment of all shareowners in Cott.

     Board members are encouraged to attend each annual meeting of shareowners. Last year eight of the then eleven directors attended Cott's annual meeting (including Mr. Livingston, who was elected to the board at last year's annual meeting).

                           INDEPENDENCE OF THE BOARD

     Mr. Weise is the chairman of Cott's board of directors. Mr. Gouin, an unrelated, independent director, serves as Cott's Lead Independent Director and presides at meetings of non-management directors.

     At all meetings of the board of directors and committees of the board, any outside board member may request that all members of management, including management directors, be excused so that any matter may be discussed without any representative of management being present. In addition to the foregoing, the outside directors meet independently of management as part of each regularly scheduled quarterly meeting of the board.

     The Toronto Stock Exchange guidelines suggest that every board should have in place appropriate structures and procedures to ensure that it can function independently of management. The structure of each of the Human Resources and Compensation Committee, the Corporate Governance Committee and the Audit Committee, which are comprised of entirely unrelated, independent directors, helps to enable the board of directors to function independent of management. The board of directors oversees the establishment and function of all committees, the appointment of their members and their conduct. The board of directors has considered the independence of each of its members for purposes of the rules of the New York Stock Exchange. See "Certain Relationships and Related Transactions".

BOARD COMMITTEES

                 THE HUMAN RESOURCES AND COMPENSATION COMMITTEE

     The Human Resources and Compensation Committee is comprised of three directors, Mr. Harkins, Chairman, Ms. Magee and Mr. Watt. The board has determined that each of Mr. Harkins, Ms. Magee and Mr. Watt are unrelated outside directors who are independent within the meaning of the rules of the New York Stock Exchange. See "Certain Relationships and Related Transactions". The terms of reference of the committee include reviewing and recommending the level of compensation for senior officers and directors of Cott, including the Chief Executive Officer, and reviewing and approving incentive compensation to be allocated to employees of Cott, including such senior officers, and for reviewing the compensation to members of the board of directors. The committee has also been charged with the responsibility of annually reviewing and reporting to the board of directors on the organizational structure of Cott and ensuring that an appropriate succession plan is in place. The committee met on six occasions in 2003.

                       THE CORPORATE GOVERNANCE COMMITTEE

     The Corporate Governance Committee is comprised of three directors. Mr. Gouin, Chairman, Mr. Boll and Mr. Livingston, each of whom is an unrelated outside director. The board has determined that all members of this committee are independent in accordance with the rules of the New York Stock Exchange. The Corporate Governance Committee is responsible for developing and monitoring Cott's approach to corporate governance issues in general. Specifically, the Corporate Governance Committee has been given responsibility for:

     - Reviewing and recommending changes to the mandates of the other committees of the board;

     - Ensuring compliance with and a response to the Toronto Stock Exchange and New York Stock Exchange guidelines;

     - Identifying and recommending the nomination of new members to the board of directors and its committees (and as such functions as a nominating committee);

     - Ensuring that new members of the board of directors are properly informed as to the business of Cott;

     - Monitoring and assessing the individual and collective effectiveness of the board of directors;

     - Monitoring the relationship between management of Cott and the board of directors and recommending any areas for improvement; and

     - Reviewing the written objectives of the Chairman and Chief Executive Officer of Cott and providing guidance as to the development of corporate strategies.

When considering candidates for director, the Corporate Governance Committee considers the following criteria:

     - Each director should be an individual of the highest character and integrity;

     - Each director should have sufficient experience to enable the director to make a meaningful contribution to the board and to Cott;

     - Each director should have sufficient time available to devote to the affairs of Cott in order to carry out the responsibilities as a director;

     - Each director who is nominated as an independent director shall meet all of the criteria established for independence under securities or stock exchange laws, rules or regulations applicable to Cott;

     - The effect the member's residency will have on Cott's residency requirements under applicable legislation or its by-laws in respect of the composition of the board and its committees; and

     - Whether the member is being nominated, or is precluded from being nominated, to fulfill Cott's contractual obligations.

The committee considers suggestions as to nominees for directors from any source, including any shareowner. Shareowners wishing to suggest a candidate for a director should write to Cott's Secretary at Cott's executive office and include:

     - A statement that the writer is a shareowner and is proposing a candidate for consideration by the Corporate Governance Committee;

     -  The name and contact information for the candidate;

     -  A statement of the candidate's business and educational experience;

     - Information regarding each of the factors listed above, other than the factor regarding board size and composition, to enable the Corporate Governance Committee to evaluate the candidate;

     - A statement detailing the relationship between the candidate and Cott or any customer, supplier or competitor of Cott;

     - Detailed information about any relationship or understanding between the writer and the proposed candidate; and

     - A statement that the candidate is willing to be considered as a candidate and willing to serve as a director if nominated and elected.

     The Corporate Governance Committee may from time to time engage outside advisors to assist in identifying and evaluating potential nominees to the board. In 2003 Cott engaged an outside advisor to assist in identifying potential candidates to the board.

     In July 2003 the Corporate Governance Committee recommended to the board that Mr. Sheppard be appointed as a director of Cott. He was suggested for consideration as a nominee to the Corporate Governance Committee by the Chief Executive Officer of Cott in light of Mr. Sheppard's increased responsibilities as president and chief operating officer of Cott. The Corporate Governance Committee met three times in 2003.

     The board of directors has approved a written charter for the Corporate Governance Committee, which may be found at Appendix E of this proxy circular.

                              THE AUDIT COMMITTEE

     The Audit Committee reports directly to the board and is comprised of three directors, Mr. Livingston, Chairman, Mr. Bennett and Mr. Gouin, each of whom is an unrelated outside director and has been determined by the board to be independent within the meaning of the rules of the New York Stock Exchange.

     The committee, on behalf of the board of directors, oversees the quality and integrity of Cott's annual and interim consolidated financial statements and financial reporting process, compliance with applicable legal and regulatory requirements, the adequacy and effectiveness of internal controls, current and emerging business issues, the internal audit function, and the annual independent audit of Cott's financial statements. The committee reviews the terms of engagement and proposed overall scope of the annual audit with management and the independent auditor. See "Audit Committee Report" included below.

     The committee operates pursuant to a written charter that has been approved and adopted by the board of directors on March 7, 2001. In accordance with the rules of the New York Stock Exchange, the board has also determined that each member of the committee is financially literate and that Mr. Livingston qualifies as an "audit committee financial expert" within the meaning of the rules of the U.S. Securities and Exchange Commission. The committee met seven times in 2003.

     The board of directors has approved a written charter for the Audit Committee, which may be found at Appendix F of this proxy circular.

                             AUDIT COMMITTEE REPORT

     The Audit Committee has reviewed and discussed with management the audited financial statements of Cott.

     The committee reviewed with the independent auditor their judgment as to the quality, not just the acceptability, of Cott's accounting principles and such other matters as the committee and the auditors are required to discuss under generally accepted auditing standards. The committee also reviewed with management and PricewaterhouseCoopers

LLP the critical accounting policies underlying Cott's financial statements and how these policies were applied to the financial statements.

     The committee discussed with the auditors the auditor's independence from management and Cott, including the matters that are required to be disclosed in writing by the Independence Standards Board and considered the compatibility of non-audit services with the auditors' independence.

     Based on the foregoing reviews and discussions, the committee recommended to the board of directors that the audited financial statements be included in Cott's annual report on Form 10-K for the year ended January 3, 2004 for filing with the Securities and Exchange Commission.

     PHILIP LIVINGSTON, CHAIRMAN
     W. JOHN BENNETT
     SERGE GOUIN

PROPOSAL NO. 2 -- APPOINTMENT OF AUDITORS

     At the meeting you will be asked to approve the appointment of PricewaterhouseCoopers LLP, as auditors of Cott for the next year. A majority of the votes cast must be in favour of this resolution in order for it to be approved.

                          PRINCIPAL ACCOUNTANT'S FEES

     The aggregate fees billed by PricewaterhouseCoopers LLP for professional services performed by PricewaterhouseCoopers LLP for Cott for fiscal 2003 and 2002 were as follows:

------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------
                                                                      FISCAL YEAR
                                                             -----------------------------
                                                                  2003           2002
------------------------------------------------------------------------------------------
  Audit Fees                                                   $1,027,821     $1,104,123
------------------------------------------------------------------------------------------
  Audit-Related Fees                                               90,360         91,000
------------------------------------------------------------------------------------------
  Tax Fees                                                        175,947        138,440
------------------------------------------------------------------------------------------
  All Other Fees                                                       --             --
------------------------------------------------------------------------------------------
  Total                                                        $1,294,128     $1,333,563
------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------

                                   AUDIT FEES

     Audit fees related to the audit of Cott's annual financial statements for the 2003 and 2002 fiscal years and for the review of the financial statements included in the Quarterly Reports on Form 10-Q for those years.

                               AUDIT-RELATED FEES

     Audit-related fees for the 2003 fiscal year related to the preparation of a prospectus and registration statement. Audit-related fees for the 2002 fiscal year related to the audit of working capital of acquired assets and audits of employee benefit plans.

                                    TAX FEES

     Tax fees in fiscal 2003 and 2002 consisted of tax compliance services and advice.

                      AUDIT COMMITTEE PRE-APPROVAL POLICY

     The Audit Committee follows the guidelines found below regarding the engagement of Cott's independent auditor to perform services for Cott:

     - For audit services, the independent auditor will provide the committee with an engagement letter during the last quarter of each fiscal year outlining the scope of the audit services proposed to be performed in the next fiscal year. If agreed to by the committee, this engagement letter will be formally accepted by the committee. The independent auditor will submit to the committee for approval an audit services fee proposal.

     - For non-audit services, management will periodically submit to the committee for approval in advance a description of particular non-audit services that it recommends the committee engage the independent auditor to provide. Cott management and the independent auditor will each confirm to the committee that each proposed non-audit service is permissible under all applicable legal requirements. The committee must approve permissible non-audit services in order for Cott to engage the independent auditor for such services. The committee will be informed routinely as to the non-audit services actually provided by the independent auditor pursuant to this process.

     - In the event that management proposes that the committee engage the independent auditor to provide a non-audit service that is not contemplated or approved by the committee pursuant to the process outlined above, management will submit the request to the committee. Cott management and the independent auditor will each confirm to the committee that such non-audit service is permissible under all applicable legal requirements. Management will also provide a budget estimating the cost of such non-audit service. The committee must approve the engagement for the non-audit service and the fees for such service prior to Cott's engagement of the independent auditor for the purposes of providing such non-audit service.

     Any amendment or modification to an approved permissible non-audit service must be approved by the committee or the chair of the committee prior to the engagement of the auditors to perform the service.

     All of Cott's audit related fees and tax fees in 2003 were pre-approved by the Audit Committee in 2003. The Audit Committee has determined that the provision of the non-audit services for which these fees were rendered is compatible with maintaining the principal accountant's independence.

     One or more representatives of PricewaterhouseCoopers LLP will be present at the meeting, will have an opportunity to make a statement as he or she may desire and will be available to respond to appropriate questions.

PROPOSAL NO. 3 -- EXECUTIVE INVESTMENT SHARE PURCHASE PLAN

     As a means of providing an incentive for certain officers and senior management employees of Cott and certain of its subsidiaries to exceed pre-determined annual performance objectives for each fiscal year, Cott's Human Resources and Compensation Committee has recommended the adoption of the executive investment share purchase plan (the "Plan") to replace Cott's executive incentive share compensation plan. The Plan requires shareowner approval as a result of recently enacted New York Stock Exchange regulations. Under the terms of the Plan, bonuses paid to certain officers and senior management employees are used to purchase Cott's common shares on the open market at market price. No shares are issued from treasury and the Plan is not dilutive to Cott's shareowners. The purpose of the Plan is to retain and reward certain officers and senior management employees, as designated by the Human Resources and Compensation Committee each year, for exceeding their respective annual performance objectives. Approximately 32 persons are currently eligible to participate in the Plan.

     Under the terms of the Plan, Cott would contribute an amount in cash, as determined by the Human Resources and Compensation Committee, to an independent trust to be used for the purpose of purchasing Cott's common shares on the open market at market price on behalf of participants in the Plan who exceed their annual performance objectives. The Human Resources and Compensation Committee will determine these objectives and the officers and senior management employees who may participate in the Plan annually. The amount contributed to the trust by Cott may change each year. The trust will be administered by an independent third party trustee. The trustee of the trust will purchase an amount of Cott's common shares on the Toronto Stock Exchange at the prevailing market price at the time of purchase that corresponds to the total dollar amount contributed by Cott at such times to be determined by the trustee in its discretion, but in any event as soon as practicable after Cott contributes the money to the trust, subject to the limitations described below. Once purchased, the trustee will allocate, when directed by the Human Resources and Compensation Committee, the number of common shares acquired on behalf of each participant based upon the amount contributed to the trust on behalf of each participant for that particular year.

     Subject to the provisions of the Plan, the common shares in the trust will vest over a period of three years in favour of those participants for whom the amount was originally contributed: 30% of the common shares attributed to each participant will vest on the anniversary of the first day of the fiscal year following the grant for each of the two years immediately following the year in which the common shares were purchased on behalf of the participant and 40% will vest on the anniversary of the first day of the fiscal year following the grant for the third year following the year in which the common shares were purchased on behalf of the participant. Under the terms of the Plan, the maximum number of common shares that can be purchased under the Plan in any year is (i) for the first fiscal year in which the Plan is in effect, not more than 0.5% of the total number of common shares outstanding on the first day of such fiscal year, and (ii) for each subsequent fiscal year, the maximum number of common shares for the preceding year plus 0.5% of the total number of common shares outstanding on the first day of the fiscal year. Accordingly, the trust may purchase no more than 351,294 shares in 2004, based on the amount of Cott common shares outstanding as of January 4, 2004. If the employment of a participant is terminated prior to the final vesting of the common shares attributed to such participant, other than due to the death, normal retirement or permanent disability of the participant, the Human Resources and Compensation Committee may reallocate the participant's unvested common shares in favour of those participants participating in the Plan at the time when the amount was originally contributed.

     The amounts to be received by each participant pursuant to the Plan in 2005 and future periods is not determinable. However, the Human Resources and Compensation Committee has awarded bonuses to certain officers and senior management employees and made grants to the trust on their behalf in 2004. The committee awarded the bonuses in 2004 on the basis of an assessment of each participant's achievement in light of his or her performance objectives in 2003. The cash awards (and any shares purchased with the cash award) are held in the trust, and should the Plan not be adopted, any shares purchased with such amount will be sold and such amount will be paid to the participants in cash.

     The table below sets forth the dollar amount contributed to the trust and the number of common shares initially purchased by the trust with such funds on behalf of the chief executive officer, each of the executive officers named in the Summary Compensation Table found on page 8, the executive officers as a group and the non-executive officer and senior management employee group in respect of the committee's assessment of their performance during the 2003 fiscal year.

--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
NAME AND POSITION                                              DOLLAR VALUE     NUMBER OF SHARES
--------------------------------------------------------------------------------------------------
 Frank E. Weise III                                             $  650,728           23,790
 Chairman and Chief Executive Officer
--------------------------------------------------------------------------------------------------
 John K. Sheppard                                               $  398,525           14,570
 President and Chief Operating Officer
--------------------------------------------------------------------------------------------------
 Mark Benadiba                                                  $  293,694           10,737
 Executive Vice President
 Canada and International
--------------------------------------------------------------------------------------------------
 Paul Richardson                                                $  324,219           11,853
 Executive Vice President
 President U.S. Operations
--------------------------------------------------------------------------------------------------
 Raymond P. Silcock                                             $  296,302           10,833
 Executive Vice President and Chief Financial Officer
--------------------------------------------------------------------------------------------------
 Executive Group                                                $3,835,834          100,062
--------------------------------------------------------------------------------------------------
 All Other Officers and Senior Management Employees             $1,384,580           36,120
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------

The dollar amounts in the above table have been converted from C$ to US$ at a rate of 1.40146.

     The Plan is substantially similar to Cott's former Executive Incentive Share Compensation Plans. However, the new Plan provides for a ten year term and is more rigid than its predecessors in that it prescribes a maximum amount of shares that may be purchased in any year.

     Cott intends that certain officers and senior management employees participate in the Plan each year, in accordance with the terms described above. Cott's board of directors and Human Resources and Compensation Committee believe that the Plan is an important mechanism for providing certain officers and senior management with an incentive for exceeding performance targets. No shares are issued from treasury under the terms of the Plan, but are instead purchased on the open market, so that the Plan is not dilutive to shareowners.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE "FOR" THE RESOLUTION ADOPTING THE EXECUTIVE INVESTMENT SHARE PURCHASE PLAN. A MAJORITY OF THE VOTES CAST MUST BE IN FAVOUR OF THE RESOLUTION ADOPTING THE PLAN, WHICH IS SET OUT AT APPENDIX "A" ON PAGE A-1, IN ORDER FOR IT TO BE APPROVED. UNLESS A PROXY SPECIFIES THAT THE SHARES IT REPRESENTS SHOULD ABSTAIN FROM VOTING OR VOTE AGAINST THE RESOLUTION SET OUT IN APPENDIX A, THE PERSONS NAMED IN THE ENCLOSED PROXY INTEND TO VOTE IN FAVOUR OF THE RESOLUTION. THE FULL TEXT OF

THE EXECUTIVE INVESTMENT SHARE PURCHASE PLAN IS ATTACHED AT APPENDIX "C" AT PAGE C-1 OF THIS PROXY CIRCULAR. THE FOREGOING DISCUSSION ABOVE IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE PLAN.

PROPOSAL NO. 4 -- AMENDMENT TO OPTION PLAN

     The Board is submitting a proposal for approval by the shareowners to amend and restate the Option Plan.

     The Option Plan currently permits the issuance of up to 12,000,000 common shares. As described in the following table, since July 19, 1994, 6,986,301 common shares have been issued pursuant to the exercise of options granted under the Option Plan. As at February 29, 2004, 3,880,904 common shares were issuable pursuant to options outstanding under the Option Plan. As a result, 1,132,795 options to acquire common shares (representing approximately 1.6% of the aggregate number of outstanding common shares) are available for grant under the Option Plan. The directors are recommending the Option Plan be amended to increase the maximum number of common shares that may be issued pursuant to the Option Plan by 2,000,000 common shares. The effect of the amendment will be that Cott may issue options for an additional 3,132,795 common shares under the Option Plan, representing 4.5% of the total issued and outstanding common shares as of February 29, 2004.

----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------
                                                            OPTIONS GRANTED
                                                                AND NOT             NUMBER OF
                                     OPTIONS EXERCISED         EXERCISED             OPTIONS
                                           FROM            UNDER THE OPTION      AVAILABLE TO BE
                                    JULY 19, 1994(1) TO         PLAN AT            GRANTED AT
                                     FEBRUARY 29, 2004     FEBRUARY 29, 2004    FEBRUARY 29, 2004       TOTAL
----------------------------------------------------------------------------------------------------------------
 Cott 1986 Common Share Option
   Plan, as amended                      6,986,301             3,880,904            1,132,795        12,000,000
----------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------

---------------

(1) The date on which the Option Plan implemented a limitation on the number of common shares issuable under the Option Plan.

     When combined with the total 3,880,904 common shares issuable pursuant to the exercise of currently outstanding options under the Option Plan as of February 29, 2004, the total number of common shares that would have been issuable under the Option Plan on February 29, 2004, had the proposed amendment been in effect on such date, would have been 7,013,699, representing just under 10% of Cott's issued and outstanding shares at such date.

     The board of directors and the Human Resources and Compensation Committee believe that adoption of Proposal No. 4 is in the best interest of Cott. The board of directors and the Human Resources and Compensation Committee believe that the grant of equity incentives is an essential component of compensation and is standard and expected in Cott's industry. The directors and the committee believe that awards under the Option Plan have played an important part in enabling Cott to attract, retain and motivate employees in the extremely competitive industry in which Cott operates and have been an important factor in contributing to Cott's success in recent years. The ability to continue to attract new employees and to retain current employees is a critical element in Cott's strategy for future growth, and its ability to attract and retain qualified employees could be impeded if sufficient equity incentives are not available in the future for grant under the Option Plan. Furthermore, the ability to motivate employees and senior management to take into account the long-term interests of Cott and its shareowners is essential to Cott's future growth. Cott's ability to so motivate its employees and senior management could be impeded if sufficient equity incentives are not available in the future.

     Cott is submitting this proposal to shareowners for their approval in order to comply with the Option Plan, which, by its terms, requires such approval, and in order to comply with the requirements of the Toronto and New York Stock Exchanges. Appendix B at page B-1 to this proxy circular sets out the full text of the proposed resolution approving the amendments to the Option Plan.

     Please refer to "Executive Compensation -- Long-Term Incentives -- Option Plan" for a summary of certain features of the Option Plan.

     THE BOARD OF DIRECTORS AND MANAGEMENT RECOMMEND THAT YOU VOTE "FOR" THE RESOLUTION APPROVING THE AMENDMENTS TO THE OPTION PLAN. A MAJORITY OF VOTES CAST MUST BE IN FAVOUR OF THE RESOLUTION APPROVING THE AMENDMENTS, WHICH IS SET OUT AT APPENDIX "B" ON PAGE B-1, IN ORDER FOR IT TO BE APPROVED. UNLESS A PROXY SPECIFIES THAT THE SHARES IT REPRESENTS SHOULD ABSTAIN FROM VOTING OR VOTE AGAINST THE RESOLUTION SET OUT IN APPENDIX "B", THE PERSONS NAMED IN THE ENCLOSED PROXY INTEND TO VOTE IN FAVOUR OF THE RESOLUTION. THE FULL TEXT

OF THE OPTION PLAN IS ATTACHED AT APPENDIX "D" AT PAGE D-1 OF THIS PROXY CIRCULAR. THE FOREGOING SUMMARY DOES NOT CONTAIN ALL OF THE INFORMATION THAT MAY BE IMPORTANT TO SHAREOWNERS. THE COMPLETE TEXT OF THE OPTION PLAN, AS AMENDED TO REFLECT PROPOSAL NO. 4, IS SET FORTH AS APPENDIX D TO THIS PROXY CIRCULAR. THE FOREGOING DISCUSSION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE OPTION PLAN.

UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

     Cott believes that, with respect to options and other awards granted under the Option Plan, the normal operation of the Option Plan generally should have, under the Internal Revenue Code of 1986, as amended, (the "Code"), the regulations thereunder, and existing rulings and court decisions, all as in effect on February 29, 2004, the principal federal income tax consequences described below. The consequences described below do not take into account any changes to the law that may occur after February 29, 2004.

     The consequences described below only address the principal U.S. federal income tax consequences of the Option Plan for: (1) optionees who are citizens or residents of the U.S.; and (2) Cott's U.S. subsidiaries. The Option Plan generally will have no U.S. federal income tax consequences for optionees who are nonresident aliens and for non-U.S. corporations.

United States Citizens or Residents

     ISOs. To the extent options granted under the Option Plan qualify as incentive stock options ("ISOs") under section 422 of the Code, the principal federal income tax consequences for the optionee generally will be as follows:

     (1) The optionee will not recognize taxable income on the grant of the ISO. Moreover, the optionee generally will not recognize taxable income on the exercise of the ISO, provided the optionee was Cott's employee or that of any of Cott's subsidiary corporations, as defined in section 424(f) of the Code, during the entire period from the date of grant of the ISO until three months before the date of exercise, increased to 12 months if employment ceased due to permanent and total disability. An amount, generally equal to the excess of the fair market value of the shares over the exercise price at the time of exercise, however, will be included in the optionee's alternative minimum taxable income in the year of exercise. The employment requirement is waived if the optionee dies. Of course, in all of these situations, the ISO itself may provide a shorter exercise period after employment ceases than the allowable period under the Code. If the employment requirements described above are not met, the tax consequences relating to NQSOs, discussed below, will apply.

     (2) If the optionee disposes of the common shares acquired under the ISO more than two years after Cott grants the ISO and more than one year following the date the optionee acquires the shares upon exercise of the ISO, the optionee will recognize a long-term capital gain or loss equal to the difference between the amount realized on the disposition and the exercise price, provided that the optionee held the shares as capital assets.

     (3) If the optionee makes a disqualifying disposition of the shares, that is, the optionee disposes of the shares within two years after Cott grants the ISO or within one year after the optionee acquired the shares, but all other requirements of section 422 of the Code are met, the optionee generally will recognize ordinary income on disposition of the shares in an amount equal to the lesser of (i) the fair market value of the shares on the date of exercise minus the exercise price, or (ii) the amount realized on disposition minus the exercise price. Disqualifying dispositions of shares may also, depending on the sales price, result in either long-term or short-term capital gain or loss under the rules that govern other stock dispositions, assuming that the optionee held the shares as capital assets.

     NQSOs. If options, when granted under the Option Plan, are non-qualified stock options ("NQSOs") or if options, when granted, are intended to be ISOs but fail to qualify as ISOs, the principal federal income tax consequences for the optionee generally will be as follows:

     (1) The optionee will not recognize taxable income on the grant of the NQSO.

     (2) The optionee will recognize compensation income at the time of the exercise of the NQSO, in an amount equal to the excess of the fair market value of the shares at the time of the exercise over the exercise price.

     (3) Gain or loss that the optionee recognizes after a subsequent disposition of shares will be short-term or long-term capital gain or loss, depending on whether the optionee holds the shares for more than a year, provided that the shares are held by the optionee as capital assets.

     Foreign Tax Credit. If the optionee is a Canadian resident and is subject to Canadian taxation on the grant or exercise of an option under the Option Plan, the Canadian tax paid by the optionee may be creditable against the optionee's United States federal income tax liability with respect to the options, subject to certain limitations.

United States Citizens or Residents

     ISOs. If all requirements of Section 422 of the Code, including the holding and employment requirements described in (1) and (2) above under the discussion of ISOs, are met, Cott's U.S. subsidiaries will not be entitled to any federal income tax deduction with respect to an ISO. If any of the requirements are not met, a U.S. subsidiary by whom the optionee is employed will be allowed a federal income tax deduction to the extent of the compensation income includable in the optionee's gross income.

     NQSOs. Cott's U.S. subsidiaries will not be entitled to a deduction on the grant of a NQSO. A U.S. subsidiary by whom the optionee is employed will be entitled to a deduction to the extent of the compensation income recognized by the optionee.

     Section 162(m) of the Code generally limits the extent to which the compensation paid to Cott's chief executive officer, or the person acting in that capacity, and the four highest compensated executives other than the chief executive officer (collectively, the "Covered Employees") is deductible by Cott's U.S. subsidiaries when the annual compensation for any Covered Employee exceeds $1,000,000 in a taxable year. Compensation for purposes of section 162(m) includes cash compensation and noncash benefits paid for services and may include, with respect to NQSOs, the difference between the exercise price and the market value of the shares at the time of exercise, subject to some exclusions. However, section 162(m) will not apply to stock options issued with an exercise price greater than or equal to the fair market value of the shares on the date of grant, provided that the option plan is approved by a vote of shareholders and certain other requirements are met. Accordingly, if you approve Proposal No. 4, Cott believes that section 162(m) will not apply to limit any deductions attributable to the exercise of options under the Option Plan.

     THE DISCUSSION SET FORTH ABOVE IS ONLY A SUMMARY OF THE PRINCIPAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES RELATING TO PROPOSAL NO. 4. NO DISCUSSION HAS BEEN INCLUDED REGARDING THE TAX CONSEQUENCES OF ANY FOREIGN (INCLUDING CANADIAN), STATE, LOCAL OR OTHER TAX LAWS RELEVANT TO PROPOSAL NO. 4 OR TO AN OPTIONEE ALTHOUGH THOSE TAX LAWS MAY SIGNIFICANTLY AFFECT COTT AND OPTIONEES.

INFORMATION ABOUT THE COMPANY

     Upon request to the Secretary you may obtain a copy of Cott's annual report on Form 10-K for the fiscal year ended January 3, 2004, Cott's 2003 audited financial statements, and additional copies of this document.

APPROVAL

     The board of directors of Cott has approved the contents of this Proxy Circular.

                                         /s/ Mark R. Halperin
                                         MARK R. HALPERIN
                                         Senior Vice-President, General Counsel
                                         and Secretary

March 25, 2004

                                   APPENDIX A

              ADOPTION OF EXECUTIVE INVESTMENT SHARE PURCHASE PLAN

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:

     1. the Executive Investment Share Purchase Plan described in the proxy circular for Cott's Corporation's annual and special meeting of shareowners to be held on April 27, 2004 under the heading "Proposal No. 3 -- Executive Investment Share Purchase Plan", be and the same is hereby authorized and approved;

     2. any officer or director of Cott Corporation be and is hereby authorized and directed, for and on behalf of Cott Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

                                   APPENDIX B

  AMENDMENT TO THE COTT CORPORATION 1986 COMMON SHARE OPTION PLAN, AS AMENDED

BE IT RESOLVED AS AN ORDINARY RESOLUTION OF THE SHAREOWNERS THAT:

     1. the proposed amendment to Cott Corporation 1986 Common Share Option Plan, as amended (the "Option Plan") increasing the maximum aggregate number of common shares issuable pursuant to options granted under the Option Plan from 12,000,000 common shares to 14,000,000 common shares, which change is more particularly set out in the proxy circular for Cott Corporation's annual and special meeting of shareowners to be held on April 27, 2004 be and the same is hereby authorized and approved; and

     2. any officer or director of Cott Corporation be and is hereby authorized and directed, for and on behalf of Cott Corporation, to execute and deliver all such documents and to do all such acts and things as he or she may determine to be necessary or desirable in order to carry out the foregoing provisions of this resolution, the execution of any such document or the doing of any such acts and things being conclusive evidence of such determination.

                                   APPENDIX C

                                COTT CORPORATION
                    EXECUTIVE INVESTMENT SHARE PURCHASE PLAN

                                   ARTICLE I

                     PURPOSE AND ESTABLISHMENT OF THE PLAN

     1.1 Purpose and Effective Date. The Company hereby establishes a Plan for the purposes of rewarding certain Employees of Cott Corporation and its affiliates for exceeding their respective annual performance objectives and to which contributions for such purpose will be made by or on behalf of the Company and its affiliates.

     1.2 Shareholder Approval. Notwithstanding Section 1.1 the Plan shall not be deemed effective unless it is approved by a majority of the Company's shareholders at the Company's next annual shareholder meeting held after the Effective Date.

     1.3 Formula Plan. The Plan is intended as a "formula plan" within the meaning of the NYSE shareholder approval rules that were approved by the Securities and Exchange Commission on June 30, 2003, and contains an evergreen formula for annual increases in the total number of Common Shares that can be purchased for Benefiting Active Participants if they achieve subsequent years' annual performance objectives.

     1.4 Plan Document. Each new Active Participant shall be given a copy of the Plan document. Thereafter, Participants may request a copy of the Plan document and any amendments thereto from the Committee.

                                   ARTICLE II

                                  DEFINITIONS

     The following capitalized terms shall have the meanings set forth in this
Article II. Any use of the singular shall include the plural and the plural the singular, as applicable to the context in which the terms are used.

     2.1 "Active Participant" means an Eligible Employee who has been designated by the Committee as eligible to participate in the Plan for the Fiscal Year.

     2.2 "Annual Performance Objectives" means, with respect to each Fiscal Year, the performance objectives established by the Committee for an Eligible Employee, which objectives may be amended from time to time by the Committee in its sole discretion.

     2.3 "Benefit Amount" means the amount (stated in terms of Canadian dollars) determined by the Committee, in its sole discretion, as the benefit granted under the Plan to a Benefiting Active Participant for a Fiscal Year.

     2.4 "Benefiting Active Participant" means with respect to a Fiscal Year, an Active Participant who remains employed by an Employer as of such Fiscal Year End and who exceeded 100% of his or her Annual Performance Objectives for that Fiscal Year, as determined by the Committee.

     2.5  "Board" means the board of directors of the Company.

     2.6 "Committee" means the Human Resources and Compensation Committee of the Board.

     2.7 "Common Shares" means whole or fractional common shares in the capital of the Company.

     2.8 "Company" means Cott Corporation, a corporation amalgamated under the laws of Canada.

     2.9 "EISP Custodial Fund" means the trust fund established under the Executive Investment Share Purchase Plan Custodial Trust Agreement.

     2.10 "EISP Custodial Trust Agreement" means the agreement, as amended and restated effective January 4, 2004 (formerly known as the Employee Savings Plan Trust Agreement that was originally effective January 2, 2002), by and among the Company, the Trustee, and the Agent (as defined therein) pursuant to which the Vested Shares and any income attributable thereto are held by the Trustee.

     2.11 "Effective Date" means January 4, 2004.

     2.12 "Eligible Employee" means an Employee who is among a select group of management Employees and who is designated by the Employer in its sole discretion as eligible to participate in the Plan.

     2.13 "Employee" means a full-time or part-time employee of an Employer.

     2.14 "Employer" means the Company, Cott Beverages Inc., Cott Beverages Limited, and any other affiliate designated as an Employer by the Committee.

     2.15 "Executive Investment Share Purchase Fund ("EISP Fund")" means the trust fund established under the Executive Investment Share Purchase Plan Trust Agreement, which for purposes of the Plan constitutes an "Employee Benefit Plan" as defined under the Tax Act.

     2.16 "Executive Investment Share Purchase Plan Trust Agreement" means the agreement effective January 4, 2004, by and among the Company, the Trustee, and the Agent (as defined therein) to carry out the purposes of the Plan in respect of Unvested Shares and any income attributable thereto in accordance with the terms of the Plan.

     2.17 "Fiscal Year" means the 12-month period beginning the first Sunday following the immediately preceding Saturday closest to December 31st and ending on the Fiscal Year End. The "First Fiscal Year" shall be the Fiscal Year that begins on January 4, 2004.

     2.18 "Fiscal Year Contribution" means the sum of the Benefit Amounts determined under Section 4.1(b) for the Fiscal Year.

     2.19 "Fiscal Year End" means, with respect to each Fiscal Year, the Saturday closest to December 31 of such Fiscal Year.

     2.20 "Grant Date" means, with respect to each Fiscal Year, the first day of the next Fiscal Year.

     2.21 "Normal Retirement" means retirement from office or employment with an Employer (at the election of the Employee and as agreed to by the Employer) coincident with or following the Employee's attainment of age 55.

     2.22 "Notice of Exercise" means a notice in the form set out in the attached Schedule B pursuant to which the UK Participant exercises his right to acquire Common Shares in accordance with Section 5.11.

     2.23 "NYSE" means the New York Stock Exchange.

     2.24 "Option Agreement" means an agreement in the form set out in the attached Schedule A.

     2.25 "Participant" means any current Employee, Active Participant, or Terminated Participant who has an account under the Plan.

     2.26 "Permanent Disability" means the complete and permanent incapacity of a Participant, as determined by a licensed medical practitioner approved by the Committee, due to a medically determinable physical or mental impairment which prevents such Participant from performing substantially all of the essential duties of his or her office or employment.

     2.27 "Plan" means the Cott Corporation Executive Investment Share Purchase Plan, as amended from time to time.

     2.28 "Prevailing Market Price" means, for each Fiscal Year, the prevailing market price as determined under Section 4.3(a).

     2.29 "Qualifying Take-Over Bid" means a take-over bid within the meaning of the Securities Act (Ontario), other than a take-over bid exempt from the requirements of Part XX of such Act pursuant to Sections 93(1)(b) or (c) thereof.

     2.30 "Tax Act" means the Income Tax Act (Canada) and all regulations and policies made thereunder, as amended or restated from time to time. Any reference in the Agreement to a provision of the Tax Act includes any successor provision thereto.

     2.31 "Term" means the ten-year period beginning on the Effective Date and ending on the Fiscal Year End of the 10th year.

     2.32 "Terminated Participant" means a Participant who has incurred a Termination Date and shall include, where context requires, the personal representative(s) of a Participant.

     2.33 "Termination Date" means the Participant's last day of active service with the Employer (determined without regard to any notice of termination owing pursuant to statute, regulation, agreement or common law).

     2.34 "Trust Agreements" means, collectively, the Executive Investment Share Purchase Plan Trust Agreement and the EISP Custodial Trust Agreement.

     2.35 "Trustee" means The Canada Trust Company or its successor trustee under the Trust Agreements.

     2.36 "UK Participant" means a Participant who is taxable under the laws of the United Kingdom in respect of Common Shares acquired under the Plan.

     2.37 "Unacquired Shares" means, in respect of the UK Participants only, Unvested Shares which would have become Vested Shares on the potential Vesting Date had the UK Participant exercised his right to acquire such Unvested Shares in accordance with Section 5.11.

     2.38 "Unvested Shares" means the Common Shares acquired on behalf of a Participant in which the Participant's interest has not fully vested under the Plan.

     2.39 "Vesting Date" means the date that the Common Shares vest pursuant to
Article V hereof.

     2.40 "Vested Shares" means the Common Shares that have vested in accordance with the terms hereof which are held by the Trustee for the benefit of Participants.

                                  ARTICLE III

                                 PARTICIPATION

     3.1 Enrollment for Fiscal Year. Active Participants for a Fiscal Year who were Eligible Employees on or before the immediately preceding Fiscal Year End shall be automatically enrolled in the Plan effective as of the first day of such Fiscal Year. Eligible Employees who are designated as Active Participants for a Fiscal Year following the first day of such Fiscal Year shall be automatically enrolled in the Plan as of the date of such designation.

     3.2 Annual Performance Objectives. Prior to or coincident with his or her enrollment for a Fiscal Year, each Active Participant will be informed of his or her Annual Performance Objectives for such Fiscal Year.

                                   ARTICLE IV

                             OPERATION OF THE PLAN

     4.1 Determination of Benefits. Within 120 days after each Fiscal Year End, the Committee shall determine in respect of such Fiscal Year:

        (a)   the Benefiting Active Participants;

        (b) the Benefit Amount to be awarded to each Benefiting Active Participant for such Fiscal Year; and

        (c)   the Fiscal Year Contribution.

     4.2 Contribution to EISP Fund. No later than 30 days following the determinations by the Committee under Section 4.1, the Company shall:

        (a) either contribute the Fiscal Year Contribution to the EISP Fund and seek reimbursement from the other participating Employers, or cause each Employer to contribute its respective share of the Fiscal Year Contribution to the EISP Fund, such share representing the sum of the Benefit Amounts allocated to the Employer's Benefiting Active Participants for such Fiscal Year; or

        (b) forward to the Trustee a list of the Benefiting Active Participants and their respective Benefit Amounts determined under
              Section 4.1(b).

     4.3  Purchase of Common Shares.

        (a) Common Shares Purchased for Fiscal Year: As soon as practicable after the Fiscal Year Contribution is contributed to the EISC Fund, the Trustee shall purchase the maximum number of Common Shares that can be purchased on the Toronto Stock Exchange with such Fiscal Year Contribution at the prevailing market price for Common Shares as of the time and date of such purchase.

        (b) Maximum Number of Common Shares for Fiscal Year: Notwithstanding the foregoing, in no event shall the number of Common Shares purchased under the Plan with respect to a Fiscal Year exceed the following limitations:

            (i) First Fiscal Year: The maximum number of Common Shares that can be purchased with the Fiscal Year Contribution for the First Fiscal Year shall not exceed 0.5% of the total number of Common Shares outstanding as of the first day of the First Fiscal Year.

            (ii) Subsequent Fiscal Years: For each Fiscal Year following the First Fiscal Year, the maximum number of Common Shares that can be purchased under the Plan with the Fiscal Year Contribution for such Fiscal Year shall be the sum of the following:

                (1) the maximum number of Common Shares determined for the immediately preceding Fiscal Year; plus

                (2) .5% of the total number of Common Shares outstanding as of the first day of such Fiscal Year.

     4.4 Applicable Law. The purchase of Common Shares by the Trustee shall at all times and in all respects comply with all applicable law, including, without limitation, the rules, regulations and by-laws of the Toronto Stock Exchange, and the policies and regulations of applicable securities regulatory authorities.

     4.5 Return of Employer Contributions. In the case an Employer Contribution is made under a mistake of fact (to include, without limitation, the fact whether shareholder approval as required by Section 1.2 has been properly obtained) the amount of such contribution due solely to such mistake of fact shall be returned to the Employer before the end of the Fiscal Year in which it was made, and the Participant's account shall be adjusted accordingly.

                                   ARTICLE V

                             ALLOCATION AND VESTING

     5.1 Allocation for Fiscal Year. Following the acquisition of Common Shares pursuant to Section 4.3, the Trustee shall, when directed by the Committee, determine the number of Common Shares to be allocated to each Benefiting Active Participant's account under the EISP Fund as of the Grant Date for the Fiscal Year by dividing the Benefiting Active Participant's Benefit Amount for such Fiscal Year by the Prevailing Market Price. In respect of the UK Participants, this Section 5.1 is subject to Section 5.3.

     5.2 Reallocation of Forfeited Shares. On or before the Fiscal Year End, Unvested Shares that are forfeited under the Plan for any reason during a Fiscal Year shall be reallocated effective as of the Grant Date for such Fiscal Year among the Benefiting Active Participants designated for such Fiscal Year. Any Unvested Shares that are forfeited during a Fiscal Year beginning after expiration of the Term shall be reallocated, effective as of the Plan's last Grant Date, at such Fiscal Year End among the Participants in the Plan as of such Fiscal Year End. In respect of the UK Participants, this Section 5.2 is subject to Section 5.3.

     5.3 Grant of Option to Acquire Common Shares (UK Participants only). Within 60 days of the allocation of Common Shares to a UK Participant's account in accordance with Section 5.1 or 5.2, the Company shall send the UK Participant an Option Agreement and, if the UK Participant does not execute and return a copy of such Option Agreement to the Company within 30 days of receipt, the Company shall determine in its discretion that the UK Participant will not be entitled to acquire the relevant allocated Common Shares and/or to receive any future allocation of Common Shares pursuant to Section 5.1 or 5.2. For the avoidance of doubt, the date on which the UK Participant executes the Option Agreement shall be the date of grant of the option to acquire the relevant Common Shares notwithstanding that it differs from the Grant Date (which shall still be the relevant date for determining when Unvested Shares subject to the option vest pursuant to Section 5.4).

     5.4 Normal Vesting. Except as otherwise provided under the Plan (and, in particular subject to Section 5.11 in respect of the UK Participants), Common Shares allocated to Benefiting Active Participants under Section 5.1 and 5.2 shall vest in accordance with the following vesting schedule:

                                VESTING SCHEDULE

MULTIPLE OF GRANT DATE                                        % VESTED    TOTAL % VESTED
----------------------                                        --------    --------------
1st Anniversary of Grant Date...............................     30%            30%
2nd Anniversary of Grant Date...............................     30%            60%
3rd Anniversary of Grant Date...............................     40%           100%

     5.5 Accelerated Vesting upon Termination of Employment. If a Participant terminates employment due to death, Normal Retirement, or Permanent Disability, all Unvested Shares that are allocated to the Participant's account as of the Termination Date or allocable for the Fiscal Year in which the Termination Date occurs, shall become Vested Shares and paid or distributed to the Participant in accordance with Section 7.3. In respect of the UK Participants, this Section 5.5 is subject to Section 5.11.

     5.6 Accelerated Vesting upon Plan Termination. If the Plan is terminated and continued vesting under Section 5.4 ceases in connection therewith, then all Unvested Shares allocated to a Participant as of the date of such Plan termination or allocable for the Fiscal Year in which the Plan termination occurs shall become Vested Shares and paid or distributed to the Participant in accordance with Section 7.3. Accelerated vesting under this Section 5.6 shall not apply if Participants are permitted to continue to vest in their accounts following termination of the Plan. In respect of the UK Participants, this
Section 5.6 is subject to Section 5.11.

     5.7 Vesting Upon Change in Control. Notwithstanding any other provisions of the Plan, all Unvested Shares credited to a Participant shall immediately become Vested Shares of the Participant on the effective date of:

        (a) a consolidation, merger or amalgamation of the Company with or into any other corporation whereby the voting shareholders of the Company immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation;

        (b) a sale by the Company of all or substantially all of the Company's undertakings and assets; or

        (c) a proposal by or with respect to the Company being made in connection with a liquidation, dissolution or winding-up of the Company.

In respect of the UK Participants, this Section 5.7 is subject to Section 5.11.

     5.8  Vesting upon Qualifying Take-Over Bid.

        (a) With Right of Tender. If a Qualifying Take-Over Bid that permits tendering by notice of guaranteed delivery is made for the Common Shares, all Unvested Shares shall immediately vest conditional upon the successful completion of such Qualifying Take-Over Bid, and each Participant shall have the right to tender his or her Unvested Shares to the Qualifying Take-Over Bid by notice of guaranteed delivery.

        (b) Without Right of Tender. If a Qualifying Take-Over Bid that does not permit tendering by notice of guaranteed delivery is made for the Common Shares, upon consummation of the Qualifying Take-Over Bid and subject to compliance with all applicable laws and regulations, the Company shall repurchase all Unvested Shares held by Participants at a purchase price equal to the offer price under such Qualifying Take-Over Bid.

        (c) Reasonable Steps. The Company will take all reasonable steps necessary to facilitate or guarantee the Participants' exercise of the rights described above.

In respect of the UK Participants, the provisions of Sections 5.8(a) and (b) are subject to Section 5.11.

     5.9  Transfer to EISP Custodial Fund.  Unless paid out in accordance with
Article VII, all Unvested Shares that vest in accordance with the terms of the Plan shall be distributed from the EISP Fund, registered in the respective Participant's name, or as otherwise permitted under the Plan, and transferred to the Participant's account under the EISP Custodial Fund. Until distributed to the Participant, the Trustee shall hold all such Vested Shares in accordance with the terms of the EISP Custodial Trust Agreement.

     5.10 Restrictions on Vested Shares. Except as set forth in the Company's policies respecting the trading of the Common Shares by employees or law, Vested Shares are not subject to any restrictions concerning their sale or use.

     5.11 Requirement to Exercise Right to Acquire Unvested Shares (UK Participants Only). Unvested Shares allocated to a UK Participant's account shall not become Vested Shares unless the UK Participant has exercised his right to acquire the relevant Unvested Shares on or before the potential Vesting Date by completing and sending a Notice of Exercise to the Company. For the avoidance of doubt, a UK Participant may exercise his or her right to acquire the Unvested Shares allocated to the UK Participant's account by sending a completed Notice of Exercise in advance of a potential Vesting Date but with such exercise being conditional on the Unvested Shares otherwise satisfying the requirements for vesting as set out in this Article V.

                                   ARTICLE VI

                                UNVESTED SHARES

     6.1 Prohibition against Alienation. A Participant shall not, directly or indirectly, assign, transfer, or encumber in any manner whatsoever any rights in and to the Unvested Shares held on his or her behalf under this Plan.

     6.2  Forfeiture of Unvested Shares and Unacquired Shares.

        (a) Forfeiture of Unvested Shares. Except as determined otherwise by the Committee in its sole discretion, if Participant's employment terminates for any reason other than those set forth in Section 5.5, such Terminated Participant shall forfeit all rights regarding the Unvested Shares allocated to his or her account as of the Termination Date. The Unvested Shares so forfeited shall be reallocated in accordance with Section 5.2.

        (b) Forfeiture of Unacquired Shares (UK Participants Only). Except as determined otherwise by the Committee in its sole discretion, a UK Participant shall forfeit all rights regarding Unacquired Shares immediately after the potential Vesting Date in respect of such Unacquired Shares. The Unacquired Shares so forfeited shall be reallocated in accordance with Section 5.2.

                                  ARTICLE VII

                         WITHDRAWALS AND DISTRIBUTIONS

     7.1 Withdrawal of Vested Interest. A Participant may, at any time and from time to time, by a written notice to the Company in the form approved by the Committee, request:

        (a) subject to Section 7.4, the delivery to him or her of the certificates representing all or a portion of the Vested Shares held in the Participant's account under the EISP Custodial Fund; or

        (b) a cheque representing the cash equivalent (determined in accordance with Section 7.2) of all or a portion of the Vested Shares held in the Participant's account.

     7.2 Valuation of Vested Shares. In respect of a Participant's election to receive the cash equivalent of Vested Shares, the Trustee shall, as soon as practicable following receipt of such election, sell the requested number of Vested Shares on the Toronto Stock Exchange at the prevailing market price of Common Shares as of the time and date of such sale.

     7.3 Payout of Vested Interest at Termination. A Terminated Participant must deliver written direction, in the manner prescribed by the Committee, to the Committee within ninety (90) days following his or her Termination Date to either:

        (a) elect, in accordance with Section 7.1(b), to convert all Vested Shares credited to his or her account under the EISP Custodial Fund as of the Termination Date to their cash equivalent and receive a cheque for the proceeds realized; or

        (b) request delivery to him or her of share certificates evidencing all such Vested Shares.

If a Terminated Participant fails to deliver such written direction to the Committee within said ninety (90)-day period, the Committee, subject to Section 7.4, shall instruct the Trustee to deliver to the Terminated Participant the share certificates evidencing all of the Vested Shares credited to the Terminated Participant's account as of the Termination Date.

     7.4 No Partial Shares. Only certificates representing whole Common Shares shall be delivered under Sections 7.1(a) and 7.3(b). If a Participant is entitled to a fraction of a Common Share, such entitlement shall be satisfied by payment of the cash equivalent of such fraction, determined in accordance with
Section 7.2.

                                  ARTICLE VIII

                            ACCOUNTING AND REPORTING

     8.1 Accounts. An account or accounts, as appropriate under the Plan and Trustee, shall be maintained for each Participant in which there will be recorded all contributed amounts allocated to such Participant, the number of Unvested Shares acquired on behalf of such Participant, the number of Vested Shares and their Vesting Dates, the market value of such Unvested Shares and Vested Shares, forfeited Unvested Shares, dividends paid, and such other information as may be necessary or advisable in connection with the administration of this Plan.

     8.2 Account Statements. A Participant will be provided with a summary of his or her accounts under the Plan at least as frequently as annually.

                                   ARTICLE IX

                           DIVIDENDS AND OTHER RIGHTS

     9.1 Cash Earnings. Cash dividends or earnings, if any, received by the Trustee in a Fiscal Year in respect of a Participant's Vested or Unvested Shares shall be used to purchase additional Common Shares. All such additional Common Shares shall be deemed to be fully vested as of the date of purchase and either distributed in accordance with Article VII or allocated to the Participant's account under the EISP Custodial Fund, as applicable.

     9.2 Stock Dividends. Stock dividends, if any, received by the Trustee in a Fiscal Year in respect of a Participant's Vested or Unvested Shares shall be deemed to be fully vested upon receipt and either distributed in accordance with
Article VII or allocated to the Participant's account under the EISP Custodial Fund, as applicable.

     9.3 Subscription Rights. If the Trustee becomes entitled to subscribe for additional shares or securities of the Company by virtue of the Trustee being the registered holder of the Common Shares in the EISP Fund, the Trustee, if so requested by the Company and if the Company provides the Trustee with all amounts necessary to exercise such subscription rights with respect to said Common Shares, shall exercise such rights in the name of the Trustee on behalf of the Company. All such additional Common Shares shall be deemed to be fully vested upon receipt by the Trustee and either distributed in accordance with
Article VII or allocated to the Participant accounts under the EISP Custodial Fund, as applicable.

     9.4 Voting Rights. By virtue of being the registered holder of the Common Shares held in the EISP Fund, the Trustee is entitled to attend all Company shareholder meetings on the Participants' behalf. The Trustee shall vote the rights associated with such Common Shares as instructed from time to time by the Company and, if no such instructions are received, the Trustee shall refrain from voting.

     9.5 Notification of Rights. The Company shall promptly transmit to each Participant all notices of conversion, redemption, tender, exchange, subscription, class action, claim in insolvency proceedings or other rights or powers that the Company receives from the Trustee relating to the Common Shares. Notwithstanding the foregoing, the Participants shall have no ability to exercise any rights associated with Unvested Shares.

                                   ARTICLE X

                                  TAX MATTERS

     10.1 Obligation to Withhold. If, for any reason whatsoever, the Trustee and/or an Employer becomes obligated to withhold and/or remit to any applicable tax authority (whether domestic or foreign) any amount in connection with this Plan in respect of a Participant, then the Trustee or the Employer, as the case may be, shall provide written notice of such obligation to the Participant and shall make the necessary arrangements, as acceptable to the Trustee or the Employer, in connection with the amount which must be withheld and/or remitted.

     10.2 Taxation upon Vesting. Upon the vesting of any Common Shares pursuant to the terms of this Plan, the Trustee shall, in respect of each Participant, provide the Company with written notice of the amount vested and the market value of the Vested Shares. The Company shall be responsible for reporting the Participant's vested amount as income to the Canadian or any other applicable tax authority. The Trustee shall, in respect of each Participant, be responsible for reporting to the applicable tax authority any income allocated and paid to the Participant in accordance with section 9.1 hereof.

     10.3 UK Taxation. If, for any reason whatsoever, the Trustee and/or an Employer becomes obligated to make any tax payment or primary Class 1 national insurance contribution in the United Kingdom, in either case in respect of a Participant whose shares have vested in accordance with this Plan, then, by virtue of his or her participation in the Plan, each Participant acknowledges that the Trustee and/or the Employer shall be entitled to recover all such amounts from the Participant by deduction, withholding or by any other means whatsoever. The Company may also require a UK Participant to enter into a taxation agreement that is contained within an Option Agreement.

                                   ARTICLE XI

                   AMENDMENT, TERMINATION AND ADMINISTRATION

     11.1 Right to Amend and Terminate.

        (a) General Right. Except as restricted by Section 11.2: (i) the Committee or the Board may amend any provisions of the Plan or Trust Agreements at any time, and (ii) the Committee or Board may terminate the Plan at any time prior to expiration of the Term.

        (b) No Shareholder Approval. Notwithstanding Section 11.1(a), in the event shareholder approval is not obtained as required by Section
              1.2 the Plan shall be deemed null and void as of the date of the Company's annual shareholder meeting described in Section 1.2

     11.2 Restrictions. Notwithstanding Section 11.1(a) but subject to Section 12.3, no such amendment or termination of the Plan shall divest any Participant of his or her existing rights under the Plan with respect to the Common Shares allocated or allocable to his or her accounts without the prior written consent of the Participant. No amendment of the Plan or Trust Agreements shall affect the rights and duties of the Trustee without its prior written consent.

     11.3 Plan Administration. The Committee or the Board may by resolution make, amend, or repeal at any time and from time to time such rules or regulations not inconsistent herewith as it may deem necessary or advisable for the proper administration and operation of this Plan. In particular, the Board may delegate to any officers of an Employer such administrative duties and powers as it may see fit with respect to this Plan.

     11.4 Plan Interpretation. Any questions of interpretation of the Plan will be submitted to the Committee for resolution. Any resolution of such a question of interpretation of the Plan by the Committee shall be final in all respects, and in particular, shall not be subject to any appeals whatsoever.

     11.5 Authorized Officers. Two officers of the Company, one of whom must be the Chief Executive Officer, the Chief Financial Officer, the Senior Vice President, Corporate Resources or the Secretary, are hereby authorized to sign and execute all instruments and documents and do all things necessary or desirable for carrying out the provisions of the Plan and Trust Agreements. The Trustee shall be entitled to rely on a certificate of any one of the Chief Executive Officer, the Chief Financial Officer, the Senior Vice President, Corporate Resources or the Secretary as to any of the following matters:

        (a) the date an Active Participant commences participation in the Plan;

        (b)   a Participant's Termination Date; and

        (c) the date of death, Normal Retirement, or Permanent Disability of any Participant.

                                  ARTICLE XII

                                    GENERAL

     12.1 Governing Law. The Plan and the Trust Agreements are established under the laws of the Province of Ontario and the rights of all parties and the construction and effect of each and every provision of this Plan and the Trust Agreements shall be according to the laws of the Province of Ontario and the laws of Canada applicable therein.

     12.2 Binding and Assignment. This Plan and the Trust Agreements shall inure to the benefit of and be binding upon Cott, its successors and assigns. The interest hereunder of any Participant shall not be transferable or alienable by such Participant either by assignment or in any other manner whatsoever and, during his or her lifetime, shall be vested only in him or her, but, upon such Participant's death, shall inure to the benefit of and be binding upon the personal representatives of the Participant.

     12.3 Plan Non-Contractual.

        (a) No Employment Rights. Nothing contained in this Plan shall be construed as promise to any person of continued employment with an Employer, and nothing contained in this Plan shall be construed as an agreement or commitment on the part of an Employer to continue the employment or the rate of compensation of any person for any period. Following the Effective Date, all Employees of an Employer shall remain subject to discharge to the same extent as if the Plan had never been put into effect.

        (b) No Rights Absent Shareholder Approval. In the event it is deemed that the Plan is not effective and nullified pursuant to Sections
              1.2 and 11.1(b), each Active Participant designated for the First Fiscal Year shall thereupon be deemed to have a zero dollar ($0.00) Benefit Amount for the First Fiscal Year and to have no existing rights under the Plan.

     NOW, THEREFORE, the Company hereby executes the Plan as of the Effective Date.

                                         COTT CORPORATION

                                         Per: "Catherine Brennan"
                                          --------------------------------------
                                          Name: Catherine Brennan
                                          Title: Vice President, Treasurer

                                         COTT BEVERAGES INC.

                                         Per: "Catherine Brennan"
                                          --------------------------------------
                                          Name: Catherine Brennan
                                          Title: Vice President, Treasurer

                                         COTT BEVERAGES LIMITED

                                         Per: "Raymond P. Silcock"
                                          --------------------------------------
                                          Name: Raymond P. Silcock
                                          Title: Director

                                   APPENDIX D

                     RESTATED 1986 COMMON SHARE OPTION PLAN
                                       OF
                       COTT CORPORATION/CORPORATION COTT
                        AS AMENDED THROUGH MARCH 2, 2004

     1. INTERPRETATION. In this Plan, the following terms shall have the following meanings:

        (a) "ADMINISTRATORS" means the Board or any other members of the Board as may be designated by the Board from time to time to administer the Plan;

        (b)   "BOARD" means the Board of Directors of the Corporation;

        (c) "CANADIAN PARTICIPANT" means a Participant who is taxed under the laws of Canada with respect to Options granted under the Plan;

        (d)   "CORPORATION" means Cott Corporation;

        (e) "EMPLOYER" means (a) the Corporation, (b) any direct or indirect subsidiary of the Corporation, defined as a corporation in an unbroken chain of corporations, if at the time the Option is granted, each corporation other than the employer corporation owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain, or (c) any direct or indirect parent of the Corporation, if at the time the Option is granted, each corporation other than the employer corporation owns 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain;

        (f) "EVENT OF TERMINATION" means the termination or expiry of the engagement or agreement with a Service Provider or the voluntary or involuntary termination of employment, retirement, leaving of employment because of disability or the death of a Participant, provided that for the purposes of the Plan, no Event of Termination shall be deemed to have occurred if:

           (i) contemporaneously with such Event of Termination involving a Participant who is an employee, such Participant continues to be or becomes engaged as a Service Provider; and

           (ii) a resolution of the Administrators or the Board is passed within 60 days of such Event of Termination confirming the non-termination of such Participant's Options pursuant to
                  Section 16 hereof;

        (g) "FAIR MARKET VALUE" means the closing price of the Shares on The Toronto Stock Exchange on the last trading day on which Shares traded prior to the date on which an Option is granted provided that if no Shares traded in the five trading days prior to the date on which an Option is granted, the Fair Market Value shall be the average of the closing bid and ask prices on the last trading day prior to the date on which an Option is granted;

        (h) "INCENTIVE OPTION" means an Option designated as such by the Plan or the Administrators:

           (i) that is granted to a Participant who is an employee of an Employer on the date the Option is granted;

           (ii) that has an exercise price (a) not less than the Fair Market Value of the Shares on the date such Option is granted to a Participant who is not a Substantial Shareholder, or (b) not less than 110% of the Fair Market Value of the Shares on the date such Option is granted to a Substantial Shareholder;

           (iii) that expires and shall not be exercisable after (a) the expiration of ten years from the date on which the Option is granted to a Participant who is not a Substantial Shareholder, and (b) the expiration of five years from the date on which the Option is granted to a Substantial Shareholder;

           (iv) to the extent that the aggregate Fair Market Value of Shares subject to an Option, determined on the date on which the Option is granted, which may first become exercisable by a Participant in any calendar year under all Incentive Options granted under plans of the Employer shall not exceed U.S.$100,000.00;

           (v) that is granted within ten years from the earlier of (a) the date the Plan is adopted, or (b) the date the Plan is approved by the shareholders under Section 26; and

           (vi) that is not transferrable by such Participant (other than by will or the laws of descent and distribution) and is exercisable only by the Participant during the Participant's lifetime;

        (i) "NON-INCENTIVE OPTION" means any Option which is not an Incentive Option;

        (j)   "OPTIONS" means options granted under the Plan to purchase Shares;

        (k) "PARTICIPANT" means such directors, officers, employees and Service Providers of the Corporation or its Subsidiaries as are designated by the Administrators to participate in the Plan;

        (l) "PERSONAL HOLDING CORPORATION": a corporation shall qualify as a "Personal Holding Corporation" of a Participant provided,

           (i)   the corporation is controlled by such Participant, and

           (ii) the issued and outstanding voting shares of the corporation are beneficially owned, directly or indirectly, by such Participant and/or the spouse, children and/or grandchildren of such Participant;

        (m) "PLAN" means this Restated 1986 Common Share Option Plan; provided that with respect to the grant of Options to U.K. Participants pursuant to the U.K. Plan, "Plan" shall be deemed to mean the Restated 1986 Common Share Option Plan as supplemented by the U.K. Sub-Plan;

        (n) "SERVICE PROVIDER" means any person or company engaged to provide ongoing management or consulting services for the Corporation or for a Subsidiary;

        (o)   "SHARES" means the common shares of the Corporation;

        (p) "SUBSIDIARY" has the meaning assigned thereto in the Securities Act (Ontario) and "Subsidiaries" shall have a corresponding meaning;

        (q) "SUBSTANTIAL SHAREHOLDER" means a Participant who directly or indirectly owns more than 10% of the total combined voting power of all classes of stock of any Employer, taking into account (a) all stock considered to be owned by or for the Participant's brothers, sisters, spouse, ancestors, or lineal descendants, and
              (b) the proportionate share of stock owned through the Participant's direct or indirect interest in a corporation, partnership, estate or trust;

        (r) "TRUST" means a trust governed by a registered retirement savings plan established by and for the benefit of a Participant and "TRUSTS" shall have a corresponding meaning;

        (s) "U.K. PARTICIPANT" means a Participant who is taxed under the laws of the United Kingdom with respect to Options granted under the Plan;

        (t) "U.K. SUB-PLAN" means the 1995 U.K. Approved Rules dated November 16, 1995, as amended, as originally approved by the Board as of October 31, 1995; and

        (u) "U.S. PARTICIPANT" means a Participant who is taxed under the laws of the United States of America with respect to Options granted under the Plan.

     2. PURPOSE. The purpose of the Plan is to advance the interests of the Corporation and its shareholders by providing to the directors, officers, employees and other Service Providers of the Corporation and those of its Subsidiaries a performance incentive for continued and improved service with the Corporation and its Subsidiaries and by enhancing such persons' contribution to increased profits by encouraging capital accumulation and share ownership.

     3. SHARES SUBJECT TO THE PLAN. The shares subject to the Plan shall be Shares. The Shares for which Options are granted shall be authorized but unissued Shares. The aggregate number of Shares which may be issued under the Plan is limited to 14,000,000 subject to increase or decrease by reason of amalgamation, rights offerings, reclassifications, consolidations or subdivisions, as provided in Section 15 hereof, or as may otherwise be permitted by applicable law. If an Option should expire or become unexercisable for any reason without having been exercised in full, the unpurchased Shares that were subject thereto shall, unless this Plan shall have been terminated, become available for future grant under this Plan.

     4. ADMINISTRATION OF THE PLAN. The Plan shall be administered by the Administrators. Subject to Section 10 hereof, the Administrators shall have the power and authority to:

       (a)   adopt rules and regulations for implementing the Plan;

       (b) determine the eligibility of persons to participate in the Plan, when Options to eligible persons shall be granted, the number of Shares subject to each Option and the vesting period for each Option;

       (c)   interpret and construe the provisions of the Plan;

       (d) subject to statutory and regulatory requirements, make exceptions to the Plan in circumstances which they determine to be exceptional;

       (e)   delegate any or all of their power and authority under (a), (b),
             (c) and (d) above to such persons or groups of persons on such terms and on such conditions as the Administrators may in their absolute discretion determine, and without limiting the generality of the foregoing, such delegations(s) may be with respect to those aspects of the Plan relating to directors, officers and employees of the Corporation or its Subsidiaries; and

       (f) take such other steps as they determine to be necessary or desirable to give effect to the Plan.

Any decision, approval or determination made by a person or group of persons delegated the ability to make such decision, approval or determination pursuant to (e) above shall be deemed to be a decision, approval or determination, as the case may be, of the Administrators.

     5. ELIGIBLE PERSONS. Such directors, officers, employees and Service Providers of the Corporation and its Subsidiaries as are designated by the Administrators shall be entitled to participate in the Plan.

     6. AGREEMENT. All Options granted hereunder shall be evidenced by an agreement between the Corporation and the Participant substantially in the form of the applicable agreement set out in Schedule 1, or any other form of agreement acceptable to the Administrators.

     7. GRANT OF OPTIONS. Subject to Sections 3 and 10, the Administrators may, from time to time, grant Options to Participants to purchase that number of Shares that the Administrators, in their absolute discretion, determine. In the absence of any provision in the terms of the grant to the contrary, any Option granted to a U.S. Participant (other than a U.S. Participant who is a Service Provider or is a director and not also an employee of the Corporation or a Subsidiary) shall be (a) an Incentive Option with respect to the maximum number of Shares permissible under the Plan, and (b) a Non-Incentive Option with respect to all other Shares.

     8. PARTICIPANTS' RETIREMENT SAVINGS PLANS. Participants, other than U.S. Participants, may, in their sole discretion, elect to have some or all of the Options granted to them granted to a Trust governed by a registered retirement savings plan established by and for the sole benefit of such Participant. Such election must be made prior to the execution of the agreement referred to in
Section 6 and shall be evidenced in such agreement. For the purposes of this Plan, Options held by Trusts established for the benefit of the Participant shall be considered to be held by that Participant.

     9. PARTICIPANTS' PERSONAL HOLDING CORPORATION. Participants who are Canadian Participants may, in their sole discretion, elect to have some or all of any Options granted to a Personal Holding Corporation. Such election must be made prior to the execution of the agreement referred to in Section 6 and shall be evidenced in such agreement. For the purposes of this Plan, Options held by the Personal Holding Corporation of a Canadian Participant shall be considered to be held by that Participant. Any Options held by the Personal Holding Corporation of a Canadian Participant shall terminate immediately upon that corporation ceasing to qualify as a Personal Holding Corporation as provided by
Section 1(k) hereof.

     10. LIMIT ON RESERVATION AND ISSUANCE OF SHARES.

       (a) The aggregate number of Shares reserved for issuance pursuant to Options granted under the Plan and any other share compensation arrangement:

           (i) shall not exceed 15% of the aggregate Shares outstanding on the date of grant; and

           (ii) to any Participant, shall not exceed 5% of the aggregate Shares outstanding on the date of grant.

       (b) The aggregate number of Shares which may be issued, within a one-year period, pursuant to Options granted under the Plan and any other share compensation arrangement:

           (i) to insiders, shall not exceed 10% of the aggregate Shares outstanding on the date of grant; and

           (ii) to any one insider, together with such insider's associates, shall not exceed 5% of the aggregate Shares outstanding on the date of grant;

           excluding Shares issued pursuant to share compensation arrangements over the preceding one-year period.

     11. EXERCISE PRICE. The exercise price per Share shall be not less than the Fair Market Value of a Share on the date the Option is granted and, with respect to grants to Substantial Shareholders who are also U.S. Participants, not less than 110% of the Fair Market Value of a Share on the date the Option is granted.

     12. TERM OF OPTION. The term of each Option hereafter granted shall be determined by the Administrators, provided that no Option shall be exercisable after ten years from the date on which it is granted.

     13. SHARES AVAILABLE FOR PURCHASE. Subject to Sections 16 and 17, the Shares subject to each Option granted shall become available for purchase by the Participant on the date or dates determined by the Administrators when the Option is granted.

     14. EXERCISE OF OPTION. An Option may be exercised at any time, or from time to time, during its term as to any number of whole Shares which are then available for purchase. A Participant electing to exercise an Option on his or her own behalf or on behalf of a Trust or Personal Holding Corporation shall give written notice of the election to the Administrators, substantially in the form of the applicable election set out in Schedule 2, or in any other form acceptable to the Administrators. The aggregate amount to be paid for the Shares to be acquired pursuant to the exercise of an Option shall accompany the written notice.

     Upon actual receipt by the Corporation of written notice and a cheque for the aggregate exercise price, the person (including a trustee, in the case of the exercise of Options by a Trust) exercising the Option shall be registered on the books of the Corporation as the holder of the appropriate number of Shares. No person shall enjoy any part of the rights or privileges of a holder of Shares subject to Options until that person becomes the holder of record of those Shares.

     15. CERTAIN ADJUSTMENTS. If the number of outstanding Shares is materially affected as a result of the amalgamation or merger of the Corporation with another corporation, a rights offering, or the reclassification, consolidation or subdivision of the Shares, the Participant shall be entitled, upon payment of the consideration paid by the holders of Shares who received securities and/or property in the course of the amalgamation, merger, rights offering, reclassification, consolidation or subdivision, to acquire those securities and/or property that the Participant would have received as a result of that event if the Participant had exercised the Option immediately before that event occurred.

     16. TERMINATION OF EMPLOYMENT. Upon the occurrence of an Event of Termination, the Options granted to the affected Participant or to a Trust established for the benefit of such Participant or to a Personal Holding Corporation of such Participant may be exercised only before the earlier of,

        (i)   the expiry of the Options; and

        (ii) 60 days from the date of the Event of Termination (unless the Event of Termination is the total disability, retirement or death of the Participant);

        (iii) three years from the date of the Event of Termination (if the Event of Termination relates to the total and permanent disability or retirement of the Participant); or

        (iv) 365 days from the date of the Event of Termination (if the Event of Termination relates to the death of the Participant);

and, except as provided below in respect of an Event of Termination relating to the death of a Participant, only in respect of Shares which were available for purchase at the date of the Event of Termination. The right to purchase Shares which have not yet become available for purchase shall, except as provided below in respect of an Event of Termination relating to the death of a Participant, cease immediately on the date of the Event of Termination. All Options granted to a Participant shall, notwithstanding anything to the contrary contained in the terms relating to such grant of Options, immediately vest and be exerciseable upon the death of such Participant and all Shares subject to such Options shall be immediately available for purchase.

     17. AMALGAMATION, LIQUIDATION OR CHANGE OF CONTROL.

        If there is:

        (i) a consolidation, merger or amalgamation of the Corporation with or into any other Corporation whereby the voting shareholders of the Corporation immediately prior to such event receive less than 50% of the voting shares of the consolidated, merged or amalgamated corporation;

        (ii) a sale by the Corporation of all or substantially all of the Corporation's undertakings and assets; or

        (iii) a proposal by or with respect to the Corporation being made in connection with a liquidation, dissolution or winding-up of the Corporation,

all unvested Options held by a Participant shall immediately vest and be exercisable by such Participant.

     If a take-over bid (within the meaning of the Securities Act (Ontario)), other than a take-over bid exempt from the requirements of Part XX of such act pursuant to subsections 93(1)(b) or (c) thereof, is made for the Common Shares with a per-share offer price (the "Offer Price") greater than or equal to the exercise price in respect of an Option and such take-over bid permits tendering by notice of guaranteed delivery, each Participant shall have the right to conditionally exercise all such Options held by the Participant, whether vested or unvested, such exercise to be conditional only upon completion of the take-over bid, and to tender the Common Shares subject to such Options to the take-over bid by notice of guaranteed delivery, provided that arrangements for payment of the exercise price in compliance with applicable law are made. The Corporation will take all reasonable steps necessary to facilitate or guarantee the exercise by a Participant of the rights hereinbefore described including, without limitation, to repurchase, on the consummation of such a take-over bid, each Option held by a Participant at a purchase price equal to the difference between the exercise price of such Option and the Offer Price in circumstances where such a take-over bid does not permit the tendering thereto by notice of guaranteed delivery.

     18. NON-TRANSFERABILITY. Options may be exercised only by a Participant, Trust or Personal Holding Corporation and, upon a Participant's death, the legal representative of his or her estate or any other person who acquires his or her rights in respect of an Option by bequest or inheritance. A person exercising an Option may subscribe for Shares only in his or her own name, on behalf of a Trust (provided he or she is not a U.S. Participant) established for his or her sole benefit, in the name of his or her Personal Holding Corporation (provided he or she is not a U.S. Participant) or in his or her capacity as a legal representative. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of any Options contrary to the provisions of this Plan, or upon the levy of any attachment or similar process upon the Options or upon a Participant's beneficial rights to such Options or to exercise same, the Options and such rights shall, at the election of the Board, cease and terminate immediately.

     19. TERMINATION OF PLAN. The Board may terminate this Plan at any time in its absolute discretion. If the Plan is so terminated, no further Options shall be granted but the Options then outstanding shall continue in full force and effect in accordance with the provisions of this Plan.

     20. COMPLIANCE WITH STATUTES AND REGULATIONS. The granting of Options and the sale and delivery of Shares under this Plan shall be carried out in compliance with applicable statutes and with the regulations of governmental authorities and applicable stock exchanges. If the Administrators determine in their discretion that, in order to comply with any such statutes or regulations, certain action is necessary or desirable as a condition of or in connection with the granting of an Option or the issue or purchase of Shares under an Option, that Option may not be exercised in whole or in part unless that action shall have been completed in a manner satisfactory to the Administrators.

     21. RIGHT TO EMPLOYMENT. Nothing contained in this Plan or in any Option granted under this Plan shall confer upon any person any rights to continued employment with the Corporation or interfere in any way with the rights of the Corporation in connection with the employment or termination of employment of any such person.

     22. AMENDMENT OF FORMER PLAN. This Plan amends and restates the Corporation's Restated 1986 Common Share Option Plan, as amended through April 18, 2001. For greater certainty, any Options outstanding under the Corporation's Restated 1986 Common Share Option Plan, as amended, as at the date hereof shall continue in full force and effect in accordance with the terms of such Options, except as modified hereby.

     23. FUTURE AMENDMENTS TO THE PLAN. The provisions of this Plan may be amended at any time and from time to time by resolution of the Board, provided that any required shareholder approval and other regulatory or stock exchange approval of the amended form of the Plan is received prior to the issuance of any Shares of the Corporation on the exercise of any Options granted under the provisions of the amended form of the Plan and, provided further, that no such amendment may materially and adversely affect any Options previously granted to a Participant under this Plan without the prior consent of such Participant.

     24. GOVERNING LAW. The Plan, and any and all determinations made and actions taken in connection with the Plan, shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein.

     25. LANGUAGE. The Corporation states its express wish that this Plan and all documents related thereto be drafted in the English language only; la societe a par les presentes exprime sa volonte expresse que ce regime, de meme que tous les documents y afferents, soient rediges en anglais seulement.

     26. SUBJECT TO APPROVAL. The Plan is adopted subject to the approval, if required, of The Toronto Stock Exchange, The Montreal Exchange and the shareholders of the Corporation and any other required regulatory or stock exchange approval. To the extent a provision of the Plan requires regulatory approval which is not received, such provision shall be severed from the remainder of the Plan until the approval is received and the remainder of the Plan shall remain in effect.

     ADOPTED as of the 2(nd) day of March, 2004.

                                         COTT CORPORATION

                                         PER: "RAYMOND P. SILCOCK"
                                           -------------------------------------

                                   APPENDIX E

                      COTT CORPORATION (THE "CORPORATION")

                CORPORATE GOVERNANCE COMMITTEE (THE "COMMITTEE")

                                    CHARTER

PURPOSE & RESPONSIBILITIES:

     1. To develop a set of corporate governance principles applicable to the Corporation (the "Corporate Governance Guidelines") and monitor, on behalf of the Board of Directors (the "Board") the Corporation's approach to corporate governance issues.

     2. To review periodically the mandates of the Board committees and recommend changes.

     3. To identify and propose to the Board director nominees for each annual meeting of the shareowners and members of the Board's committees and candidates for vacancies on the Board and its committees. In identifying new director nominees, the Committee shall adhere to the following criteria: (a) each director should be an individual of the highest character and integrity, (b) each director should have sufficient experience to enable the director to make a meaningful contribution to the Board and the Corporation, (c) each director should have sufficient time available to devote to the affairs of the Corporation in order to carry out the responsibilities of a director, and (d) each director who is nominated as an independent director shall meet all of the criteria for independent directors established by the New York Stock Exchange. In identifying new director nominees, the Committee shall also take into account applicable laws, rules and regulations pertaining to director residency and qualification requirements, together with any agreements to which the Corporation is a party relating to a third party's right to have nominated for election as a director a person or persons of such third party's choice.

     4. To ensure that management develops, implements and maintains appropriate
(a) orientation and education programs and procedures for directors in order to familiarize new directors with the business of the Corporation, its management and professional advisors and (b) continuing processes or programs designed to foster a more extensive knowledge of the business of the Corporation.

     5. To assist, and provide recommendations to, the Board, its committees and the individual directors, with respect to the implementation of a process to assess the effectiveness and contributions of the Board, Board committees and Board members, including with respect to agenda items.

     6. To monitor the quality of the relationship between management and the Board and to recommend improvements to the Board and to management.

     7. To report on corporate governance as required by all applicable public disclosure requirements.

     8. To review and reassess annually the adequacy of the Corporate Governance Guidelines of the Corporation and recommend any proposed changes to the Board for approval.

     9. To review and, as appropriate, modify the Corporation's Code of Business Conduct and Ethics and ensure the timely filing thereof with all applicable regulatory authorities.

     10. To pre-approve any waiver requested under the Corporation's Code of Business Conduct and Ethics, such approved waivers to be promptly disclosed to the Company's shareholders.

     11. To review all related party transactions.

     12. To monitor on an at least an annual basis the way in which the Corporation's corporate governance is being evaluated by relevant external organizations and publications.

     13. To undertake such other initiatives as are needed to help the Board deliver exemplary corporate governance.

     14. To review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval. The Committee shall annually review and assess its own performance and report regularly to the Board regarding the results of the Committee's activities.

STRUCTURE:

     1. The Board shall elect annually from among its members a committee to be known as the Corporate Governance Committee to be composed of at least three directors, none of whom shall be officers or employees of the Corporation or of any of its affiliates, and each of whom shall otherwise meet the independence requirements of the New York Stock Exchange.

     2. A majority of the members of the Committee shall constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present (in person or by means of telephone conference whereby each participant has the opportunity to speak to and hear one another) or by a resolution in writing signed by all the members of the Committee.

     3. Each member of the Committee shall hold such office until the next annual meeting of shareowners after his or her election as a member of the Committee. However, any member of the Committee may be removed or replaced at any time by the Board and shall cease to be a member of the Committee as soon as such member ceases to be a director or otherwise ceases to be qualified to be a member of the Committee.

     4. The Committee shall appoint one of its members to act as Chairman of the Committee. The Chairman will appoint a secretary who will keep minutes of all meetings (the "Secretary"). The Secretary need not be a member of the Committee or a director and can be changed by simple notice from the Chairman.

     5. The Committee will meet as many times as is necessary to carry out its responsibilities but in no event will the Committee meet less than twice a year.

     6. The time at which and the place where the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meetings shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board.

     7. The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board may from time to time determine.

     8. It is understood that in order to properly carry out its responsibilities, the Committee may retain and terminate outside consultants at the expense of the Corporation if appropriate in its discretion, including any search firm engaged to identify potential candidates for directorship (including sole authority to approve the consultant's fees and other retention terms), so long as it notifies the Corporate Secretary and the Lead Independent Director of the Corporation in each instance.

                                   APPENDIX F

                      COTT CORPORATION (THE "CORPORATION")

                       AUDIT COMMITTEE (THE "COMMITTEE")

                                    CHARTER

PURPOSE:

     The Committee is appointed by the Board of Directors (the "Board") to assist the Board in monitoring (1) the integrity of the financial statements of the Corporation, (2) the compliance by the Corporation with legal and regulatory requirements, (3) the independent auditors' qualifications and independence, and
(4) the performance of the Corporation's internal auditors and independent auditors.

RESPONSIBILITIES:

     1.  The Committee shall satisfy itself, on behalf of the Board, that:

        (a) the Corporation's quarterly and annual financial statements should be approved and included in the Corporation's regulatory filings;

        (b) the information contained in the Corporation's quarterly financial statements, Annual Report to shareowners and other financial disclosure information contained in documents such as Management's Discussion and Analysis of Financial Condition and Results of Operations ("MD&A"), the Annual Information Form, the Management Proxy Circular and the financial information contained in any prospectus is not materially erroneous, misleading or incomplete;

        (c) the Corporation has implemented appropriate systems of internal control over financial controls and reporting and the safeguarding of the Corporation's assets and that these are operating effectively;

        (d) the audit function has been effectively carried out and that any matter which the independent auditors wish to bring to the attention of the Board has been addressed; and

        (e) the Corporation's independent auditors are qualified and independent of management.

     2. The Committee shall report regularly to the Board. The Committee should review with the full Board any issues that arise with respect to the quality and integrity of the Corporation's financial statements, the Corporation's compliance with legal and regulatory requirements, the performance and independence of the Corporation's independent auditors, and the performance of the internal auditors.

     3. The Committee shall meet separately, periodically, with management, with the internal auditors and with the independent auditors.

     4. The Committee shall discuss the annual audited financial statements and quarterly financial statements with management and the independent auditors, including the Corporation's disclosures under MD&A and recommend to the Board whether the audited financial statements should be included in the Corporation's Form 10-K. The Committee shall also review all of the Corporation's financial statements, MD&A and earnings press releases prior to public disclosure thereof by the Corporation.

     5. The Committee shall discuss with management and the independent auditors significant financial reporting issues and judgments made in connection with the preparation of the Corporation's financial statements, including any significant changes in the Corporation's selection or application of accounting principles, any major issues as to the adequacy of the Corporation's internal controls and any special steps adopted in light of material control deficiencies. The Committee shall ensure that adequate procedures are in place for reviewing the Corporation's disclosure of financial information extracted or derived from the Corporation's financial statements and periodically assess the adequacy of those procedures.

     6. The Committee shall prepare the audit report required by the rules of the Securities and Exchange Commission to be included in the Corporation's annual proxy statement.

     7. The Committee is directly responsible for the resolution of disagreements between management and the independent auditors regarding financial reporting.

     8. The Committee shall discuss with management the Corporation's earnings press releases, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made).

     9. The Committee shall discuss with management the Corporation's policies with respect to risk assessment and risk management, including major financial risk exposures and the steps management has taken to monitor and control such exposure.

     10. The Committee shall review the effect of regulatory and accounting initiatives as well as off-balance sheet structures, if any, on the Corporation's financial statements.

     11. Subject to compliance with the requirements of applicable laws, the Committee shall have the sole authority to appoint, retain or replace the independent auditors (subject, if applicable, to shareholder ratification). The Committee shall be directly responsible for the compensation and oversight of the work of the independent auditors for the purpose of preparing or issuing an audit report or performing other audit, review or attest services. The independent auditors shall report directly to the Committee.

     12. The Committee shall review with the independent auditors any audit problems or difficulties and management's response. This review should include a discussion of (a) any restrictions on the scope of the independent auditors' activities or on access to requested information, and (b) any significant disagreements with management. The Committee may review, as it deems appropriate, (a) any accounting adjustments that were noted or proposed by the independent auditors but were "passed" (as immaterial or otherwise) (b) any communications between the audit team and the audit firm's national office respecting auditing or accounting issues presented by the engagement; and (c) any "management" or "internal control" letter issued, or proposed to be issued, by the audit firm to the Corporation.

     13. Subject to compliance with the requirements of applicable law, the Committee shall set clear hiring policies for employees or former employees of the independent auditors.

     14. The Committee shall, at least annually, obtain and review a report from the independent auditors describing (a) the independent auditors' internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or peer review, of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditors and the Corporation.

     15. Based on the above mentioned report, the Committee shall evaluate the qualifications, performance and independence of the independent auditors. In this evaluation, the Committee shall (a) consider whether the independent auditors' quality controls are adequate and the provision of permitted non-audit services is compatible with maintaining the independent auditors' independence,
(b) evaluate the lead partner of the independent auditors team and make sure that there is a regular rotation of the lead partner, (c) consider if there should be a rotation of the independent auditors, and (d) take into account the opinions of management and internal auditors. The Committee shall present its conclusions with respect to the independent auditors to the Board.

     16. The Committee shall review and discuss quarterly reports from the independent auditors (required by Section 10A of the Securities Exchange Act of 1934 (the "Exchange Act") on (a) all critical accounting policies and practices to be used, (b) all alternative treatments of financial information within generally accepted accounting principles that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and (c) other material written communications between the independent auditors and management, such as any management letter or schedule of unadjusted differences.

     17. The Committee shall be responsible for the pre-approval of all auditing services and permitted non-audit services (including the fees and terms thereof) to be performed for the Corporation by its independent auditors, subject to the de minimus exceptions for non-audit services described in Section 10A(i)(1)(B) of the Exchange Act which are approved by the Committee prior to the completion of the audit.

     18. The Committee shall monitor the Corporation's internal accounting controls and information gathering systems, and shall review the risks, priorities and any deficiencies identified by the Corporation's independent and internal auditors and ensure that appropriate corrective action is taken with respect thereto.

     19. The Committee shall review the scope and results of audit plans of the independent auditors and the objectivity, effectiveness and resources of the Corporation's internal auditors.

     20. The Committee shall review the performance and the remuneration of the Corporation's internal auditors and shall approve all decisions in connection therewith. The internal auditors shall report directly to the Committee.

     21. The Committee shall monitor and review the Corporation's (and its affiliates) compliance with environmental laws and regulations and ensure that a compliance program is developed and maintained by the Corporation.

     22. The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls, or auditing matters, and (b) the confidential anonymous submission by employees of the issuer of concerns regarding questionable accounting or auditing matters.

     23. The members of the Committee shall have the right for the purpose of performing their duties to inspect all the books and records of the Corporation and its subsidiaries and of discussing such accounts and records and any matters relating to the financial position of the Corporation with the officers and independent and internal auditors of the Corporation and its subsidiaries and any member of the Committee may require the independent and internal auditors to attend any or every meeting of the Committee.

     24. The Committee shall review and reassess the adequacy of this Charter periodically, at least on an annual basis, as conditions dictate. The Committee shall annually review and assess the Committee's own performance.

     25. It is understood that in order to properly carry out its responsibilities, the Committee shall have the right, to the extent it deems necessary or appropriate, to retain independent legal, accounting or other advisors.

STRUCTURE:

     1. The Board shall elect annually from among its members a committee to be known as the Audit Committee to be composed of at least three independent directors, none of whom shall (a) accept directly or indirectly from the Corporation or any subsidiary of the Corporation any consulting, advisory or other compensatory fee or (b) be affiliated with the Corporation or (c) be officers or employees of the Corporation or of any of its affiliates, or have been an officer of employee of the Corporation, any of its affiliates or the independent auditors in the three years prior to being appointed to the Committee or (d) be an immediate family member of any of these persons.

     2. Each member of the Committee shall meet the independence, experience and financial literacy requirements of any stock exchange upon which the Corporation's stock is listed from time to time and in accordance with applicable law.

     3. Committee members shall not simultaneously serve on the audit committees of more than three other public companies unless the Board determines that simultaneous service on more than three other audit committees would not impair such member's ability to effectively serve on the Committee. If such a determination is made, it must be disclosed in the Corporation's annual proxy statement.

     4. A majority of the members of the Committee shall constitute a quorum. No business may be transacted by the Committee except at a meeting of its members at which a quorum of the Committee is present (in person or by means of telephone conference) or by a resolution in writing signed by all the members of the Committee.

     5. Each member of the Committee shall hold such office until the next annual meeting of shareowners after election as a member of the Committee. However, any member of the Committee may be removed or replaced at any time by the Board and shall cease to be a member of the Committee as soon as such member ceases to be a director or otherwise ceases to be qualified to be a member of the Committee.

     6. The Committee shall appoint one of its members to act as Chairman (the "Chairman"). The Chairman will appoint a secretary who will keep minutes of all meetings (the "Secretary"). The Secretary need not be a member of the Committee or a director and can be changed by simple notice from the Chairman.

     7. The Committee will meet as many times as is necessary to carry out its responsibilities.

     8. The time at which and the place where the meetings of the Committee shall be held, the calling of meetings and the procedure in all respects of such meeting shall be determined by the Committee, unless otherwise provided for in the by-laws of the Corporation or otherwise determined by resolution of the Board.

     9. The members of the Committee shall be entitled to receive such remuneration for acting as members of the Committee as the Board may from time to time determine.

(COTT LOGO)                                                  Frank E. Weise III
                                                             Chairman and
                                                             Chief Executive Officer
                                                             Cott Corporation
                                                             207 Queen's Quay West
                                                             Suite 340
                                                             Toronto, Ontario M5J 1A7
                                                             Tel  416 203 3898   Ext  15300
                                                             Fax  416 203 6207
                                                             fweise@cott.com

March 25, 2004

Fellow Owner,

     This past March 18(th), we announced the appointment of John K. Sheppard as chief executive officer, effective September 1, 2004. I will remain Chairman of Cott's Board of Directors and will continue to play an active support role in long-term strategy, customer relations and investor relations

     John's extensive experience in the beverage industry, his passion for the business and his proven performance in top management at Cott will make this transfer of responsibilities both deserved and virtually seamless. With the Company delivering record results, now is the time for John's promotion. His new leadership will bring fresh vitality to Cott's ambitious plans for growth in the coming decade.

     It has been a privilege and honor to serve in the capacity as Chief Executive Officer of Cott Corporation for the past six years. I am delighted to continue to work with John Sheppard, the management team, and the Board of Directors to take the company to the next level. Cott's commitment to its customers, its employees and its shareowners is stronger than ever. I look forward to many more wins as your company seizes the future... now.

Sincerely,

/s/ (FRANK E. WEISE)
Frank E. Weise
Chairman & Chief Executive Officer

[COTT LOGO]                                                 [COMPUTERSHARE LOGO]

                                           Computershare Trust Company of Canada
                                                9th Floor, 100 University Avenue
                                                        Toronto, Ontario M5J 2Y1
                                                           www.computershare.com


                                         SECURITY CLASS

                                         HOLDER ACCOUNT NUMBER



                                         Please print in ink. Print in CAPITAL
                                         letters inside the grey areas as shown
                                         in this example.

                                         [A] [B] [C]   [1] [2] [3]  [X]

FORM OF PROXY - ANNUAL AND SPECIAL MEETING OF COTT CORPORATION TO BE HELD ON APRIL 27, 2004.

NOTES TO PROXY

1. EVERY HOLDER HAS THE RIGHT TO APPOINT SOME OTHER PERSON OF THEIR CHOICE, WHO NEED NOT BE A HOLDER, TO ATTEND AND ACT ON THEIR BEHALF AT THE MEETING. IF YOU WISH TO APPOINT A PERSON OTHER THAN THE PERSONS WHOSE NAMES ARE PRINTED HEREIN, PLEASE INSERT THE NAME OF YOUR CHOSEN PROXYHOLDER IN THE SPACE PROVIDED (SEE REVERSE).

2. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you may be required to provide documentation evidencing your power to sign this proxy with signing capacity stated.

3. This proxy should be signed in the exact manner as the name appears on the proxy.

4. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.

5. THE SECURITIES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE HOLDER, HOWEVER, IF SUCH A DIRECTION IS NOT MADE IN RESPECT OF ANY MATTER, THIS PROXY WILL BE VOTED AS RECOMMENDED BY MANAGEMENT. IN PARTICULAR, IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES LISTED IN RESOLUTION NUMBER 1. ELECTION OF DIRECTORS AND FOR RESOLUTION NUMBERS 2, 3 AND 4.

6. ANY PROXY EXECUTED IN A MANNER SO AS NOT TO WITHHOLD AUTHORITY FOR THE ELECTION OF ANY NOMINEE TO THE BOARD OF DIRECTORS SHALL BE DEEMED TO GRANT SUCH AUTHORITY.


Proxies submitted must be received by 5:00 p.m., Eastern Time, on April 26, 2004.

THANK YOU

THIS FORM OF PROXY IS SOLICITED BY AND ON BEHALF OF MANAGEMENT.

APPOINTMENT OF PROXYHOLDER

I/WE BEING SHAREHOLDER(S) OF COTT   OR     PRINT THE NAME OF THE          [    ]
CORPORATION HEREBY APPOINT:                PERSON YOU ARE APPOINTING IF
Serge Gouin, Lead Independent              THIS PERSON IS SOMEONE OTHER
Director, or failing him  Frank E.         THAN THE LEAD INDEPENDENT
Weise III, Chairman                        DIRECTOR OR THE CHAIRMAN

as my/our proxyholder with full power of substitution and to vote in accordance with the following direction (or if no directions have been given, as the proxyholder sees fit) at the Annual and Special Meeting of shareholders of Cott Corporation to be held at the Glenn Gould Studio, Canadian Broadcasting Centre, 250 Front Street West, Toronto, Ontario, Canada, on Tuesday, April 27, 2004 at 8:30 a.m., Eastern Time, and at any continuation of the Meeting after an adjournment thereof. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED WITH RESPECT TO ANY AMENDMENTS OR VARIATIONS TO MATTERS IDENTIFIED IN THE NOTICE OF MEETING OR OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE MEETING. Management is not aware of any such amendments, variations or other matters to be presented at the Meeting.

1. ELECTION OF DIRECTORS The proposed nominees named in the accompanying Proxy Circular are:

01. Colin J. Adair; 02. W. John Bennett; 03. C. Hunter Boll; 04. Serge Gouin;
05. Thomas M. Hagerty; 06. Stephen H. Halperin; 07. David V. Harkins; 08. Philip
B. Livingston; 09. Christine A. Magee; 10. John K. Sheppard; 11. Donald G. Watt;
12. Frank E. Weise III

FOR all nominees listed above:                  [ ]

FOR all nominees listed above other than:       [ ] Please specify the name
                                                    of the individual(s):

                                                    ----------------------------

WITHHOLD vote for all nominees listed above:    [ ]

2.   APPOINTMENT OF AUDITORS

                                                For     Withhold
Appointment of PricewaterhouseCoopers LLP       [ ]     [ ]
as Auditors

RESOLUTIONS

The Board of Directors recommends a vote FOR the following resolutions. Please read the resolutions in full in the accompanying Proxy Circular.

                                                           FOR     AGAINST
3. Approving the executive investment share                [ ]     [ ]
purchase plan in accordance with the resolution set out at Appendix "A" of the Proxy Circular.
See Appendix "A" to the Proxy Circular.

                                                           FOR     AGAINST
4. Approving the amendment to Cott Corporation's           [ ]     [ ]
1986 Common Share Option Plan, as amended, in accordance with the resolution set out at Appendix
"B" of the Proxy Circular.

See Appendix "B" to the Proxy Circular.

AUTHORIZED SIGNATURE(S) - SIGN HERE - THIS SECTION MUST BE COMPLETED FOR YOUR INSTRUCTIONS TO BE EXECUTED.

I/We authorize you to act in accordance with my/our instructions set out above. I/We hereby revoke any proxy previously given with respect to the Meeting. IF NO VOTING INSTRUCTIONS ARE INDICATED ABOVE, THIS PROXY WILL BE VOTED AS RECOMMENDED BY MANAGEMENT.

Signature(s)                            Date - Day     Month        Year
[               ]                       [        ]  /  [      ]  /  [      ]

INTERIM FINANCIAL STATEMENTS REQUEST

In accordance with securities                 [ ]   Mark this box if you
regulations, shareholders may elect                 would like to receive
annually to receive interim financial               Quarterly Financial
statements, if they so request. If you              Statements by mail.
wish to receive such mailings, please
mark your selection.

ANNUAL REPORTS

As a registered holder you will receive       [ ]   Mark this box if you DO
an annual report. If you DO NOT want to             NOT want to receive the
receive an annual report, please mark               Annual Report by mail.
the box. If you DO NOT mark the box, you will continue to receive an annual report.